UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (Amendment No. ____)


Filed by the Registrant    /X/
Filed by a Party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive proxy statement
/ /  Definitive additional materials
/X/  Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                         TEMPLETON CHINA WORLD FUND, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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     pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
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PAGE


FOR IMMEDIATE RELEASE

Media Contacts: Lisa Gallegos, Franklin Templeton Investments,
                 Tel:(650) 312-3395
                Steven Alperin, Harvard Management, Tel:  (617) 523-4400
-------------------------------------------------------------------------------

              HARVARD UNIVERSITY, TEMPLETON CHINA WORLD FUND, INC.,
                         TEMPLETON DRAGON FUND, INC. AND
                         TEMPLETON ASSET MANAGEMENT LTD.
                                 SETTLE LAWSUIT

                          HARVARD UNIVERSITY WITHDRAWS
                 ITS TEMPLETON CHINA WORLD SHAREHOLDER PROPOSALS
                      AND SUPPORTS TEMPLETON CHINA WORLD'S
            OPEN-ENDING PROPOSAL WITH AN IN-KIND DISTRIBUTION FEATURE

                          HARVARD UNIVERSITY WITHDRAWS
                   ITS TEMPLETON DRAGON SHAREHOLDER PROPOSALS;
                 TEMPLETON DRAGON TO MAKE CASH TENDER OFFER FOR
       15% OF ITS OUTSTANDING SHARES AT 92.5% OF NET ASSET VALUE PER SHARE

                                TEMPLETON DRAGON
                 TO SEEK AUTHORITY TO MAKE IN-KIND TENDER OFFERS

Fort Lauderdale, Florida and Boston, Massachusetts, March 20, 2003 - TEMPLETON CHINA WORLD FUND, INC. (NYSE: TCH), a closed-end management investment company ("China World"), TEMPLETON DRAGON FUND, INC. (NYSE: TDF), a closed-end management investment company ("Dragon"), TEMPLETON ASSET MANAGEMENT LTD., the investment advisor to each of the funds ("Templeton"), and PRESIDENT AND FELLOWS OF HARVARD COLLEGE ("Harvard University") announced today that they had reached agreements that will result in, among other things, the dismissal of their litigation claims against each other and the withdrawal of Harvard University's shareholder proposals for the funds' upcoming annual meetings. Also, Harvard will now support the Board's proposal to open-end China World with an in-kind distribution feature, and Dragon will make a tender offer to be commenced on or prior to April 30, 2003, and may, pursuant to its settlement with Harvard, make additional tender offers in the future.

DISMISSAL OF LAWSUIT

The three settlement agreements announced today (between China World and Harvard, Dragon and Harvard, and Templeton and Harvard, respectively) will result in the dismissal without prejudice of the lawsuit originally brought in January 2003 by China World, Dragon and Templeton in the United States District Court for the District of Maryland, Northern Division, against Harvard University, Harvard Management Company, Inc., which is an investment advisor to Harvard University, and Steven Alperin, an officer of Harvard Management (collectively, "Harvard"), as well as the dismissal without prejudice of the counterclaims brought by Harvard against the funds, their respective directors and Templeton. The parties have also entered into covenants not to sue each other with respect to the claims that were made or could have been made in the litigation absent a breach of the settlement agreements.

END OF PROXY CONTEST

As part of the settlements, Harvard has agreed to withdraw all of its shareholder proposals for the respective upcoming 2003 Annual Meetings of Shareholders of China World and Dragon. Harvard also will not solicit proxies from shareholders for the China World 2003 Annual Meeting and will not vote any proxies previously received.

CONVERSION OF CHINA WORLD TO AN OPEN-END FUND

Harvard announced that it intends to support the Board of Directors' proposal at the 2003 Annual Meeting calling for the open-ending of China World, with an in-kind distribution feature described below.

If shareholders approve the open-ending proposal, the in-kind distribution feature will provide the fund the option of meeting large redemption requests through a pro rata, in-kind distribution of its portfolio investments by making an election pursuant to Rule 18f-1 under the Investment Company Act of 1940 and adopting related procedures. This will allow the fund to minimize the potential adverse impact of large redemption requests on the fund's net asset value per share. Small redemption requests (generally in amounts less than $250,000 in any ninety-day period) will be paid in cash by the fund.

Harvard also announced that, if and when China World open-ends, Harvard will redeem all of its shares of the fund within 30 days after conversion, and that under the settlement it will take its redemption proceeds through a pro rata, in-kind distribution of portfolio investments. As a result, the fund will avoid having to sell significant portfolio assets to raise cash to meet Harvard's redemption request - thus limiting the potential adverse effect on the fund's net asset value per share.

China World announced that if conversion to an open-end fund is approved by shareholders, the open-end fund would assess a redemption fee, not in excess of two percent, on all redemptions or exchanges of shares made within six months following the effective date of the conversion except on any redemptions of shares purchased after the conversion.

Representatives of Harvard and China World also have agreed to discuss, prior to conversion, steps China World might take to minimize any adverse effect on the net asset value per share of the fund resulting from a need to sell portfolio securities of the fund to raise cash to satisfy redemption requests.

DRAGON TENDER OFFERS

Dragon announced that as part of its settlement with Harvard, it has agreed to take the following actions:

o APRIL 2003 CASH TENDER OFFER - The Board of Directors of Dragon approved the making of a cash tender offer to be commenced on or prior to April 30, 2003, for 15% of the fund's outstanding shares at 92.5% of net asset value per share as of the date the offer expires. Previously, the Board of Directors had approved an April 2003 cash tender offer for not less than 10% of the fund's outstanding shares at not less than 90% of net asset value per share.

o IN-KIND TENDER OFFERS - Dragon also will apply to the Securities and Exchange Commission ("SEC") for an exemption allowing the fund to make occasional, non-periodic tender offers, each for up to 20% of Dragon's outstanding shares at a price equal to 95% of net asset value per share as of the date the offer expires, to be paid entirely in kind through a pro rata distribution of marketable portfolio securities. The fund will not apply, however, for interval fund status. Subject to certain conditions, the settlement requires the fund to commence such an in-kind tender offer for 20% of the fund's shares within three months after obtaining the SEC exemption. Dragon may also be required under the settlement to conduct, on substantially identical terms, up to two additional in-kind tender offers under certain circumstances. There is no assurance that the SEC will grant the exemption, nor is it possible to predict the date when an exemption might be granted.

o ADDITIONAL CASH TENDER OFFERS - If the SEC does not grant the exemption for in-kind tender offers by May 26, 2004, the settlement provides that Dragon may, but is not obligated to, conduct an additional cash tender offer, and possibly later follow-on cash tender offers, each for 15% of the fund's outstanding shares at a price of 92.5% of net asset value per share as of the date the offer expires. Under certain circumstances, if Dragon does not conduct these tender offers, Harvard will be relieved of its obligation to refrain from making shareholder proposals and taking other actions with respect to the fund, as described below.

Harvard announced that it intends to tender all of the shares it then owns into each tender offer described above that is commenced.

The Dragon settlement agreement provides that Dragon will not be obligated to commence in-kind tender offers or additional cash tender offers under certain circumstances or conditions. These relate to, among other things, the number of shares tendered by shareholders into preceding tender offers as well as the beneficial ownership percentages of the fund's shareholders.

STANDSTILL

As part of the three settlements, Harvard agreed not to submit any proposals for consideration by shareholders of China World or Dragon, or any other closed-end fund or similar investment vehicle managed by Templeton or its affiliates, or for consideration by shareholders of Franklin Resources, Inc. (NYSE: BEN), the parent company of Templeton, nor to encourage others to do so, for a period of four years. Harvard also has agreed not at any time to acquire additional shares of China World, Dragon or any other closed-end fund or similar investment vehicle managed by Templeton or its affiliates.

                                    * * * * *

THE SUMMARIES OF THE SETTLEMENTS REACHED BY HARVARD AND CHINA WORLD, HARVARD AND DRAGON, AND HARVARD AND TEMPLETON INCLUDED IN THIS PRESS RELEASE ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE THREE SEPARATE SETTLEMENT AGREEMENTS. COPIES OF THE SETTLEMENT AGREEMENTS WILL BE FILED BY CHINA WORLD AND DRAGON WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION AND WILL BE AVAILABLE FOR FREE AT THE SEC'S WEBSITE, WWW.SEC.GOV. THE PARTIES HAVE AGREED NOT TO MAKE PUBLIC STATEMENTS (INCLUDING TO THE MEDIA) REGARDING THE SETTLEMENTS.

                                    * * * * *

In connection with their 2003 annual meetings of shareholders, China World and Dragon intend to file relevant materials with the U.S. Securities and Exchange Commission ("SEC"), including their respective proxy statements. Because those documents contain important information, shareholders of China World and Dragon are urged to read them when they become available. When filed with the SEC, they will be available for free at the SEC's website, www.sec.gov. Shareholders also can obtain copies of these documents, when available, for free by calling China World or Dragon at 1-800-342-5236.

China World, its directors and executive officers and certain other persons may be deemed to be participants in China World's solicitation of proxies from its shareholders in connection with its 2003 annual meeting of shareholders. Dragon, its directors and executive officers and certain other persons may be deemed to be participants in Dragon's solicitation of proxies from its shareholders in connection with its 2003 annual meeting of shareholders. Information about their respective directors is set forth in the proxy statement for China World's 2002 annual meeting of shareholders and for Dragon's 2002 annual meeting of shareholders, respectively. Participants in China World's and Dragon's respective solicitations may also be deemed to include the following executive officers or other persons whose interests in China World or Dragon may not be described in their respective proxy statements for China World's and Dragon's 2002 annual meetings: Mark Mobius (President and C.E.O. - Investment Management); Jimmy D. Gambill (Senior Vice President and C.E.O. - Finance and Administration); Charles B. Johnson (Vice President); Rupert H. Johnson, Jr. (Vice President); Harmon E. Burns (Vice President); Martin L. Flanagan (Vice President); Jeffrey A. Everett (Vice President); Gregory E. Johnson (President, Franklin Resources, Inc.); John R. Kay (Vice President); Murray L. Simpson (Vice President and Asst. Secretary); David P. Goss (Vice President and Asst. Secretary); Barbara J. Green (Vice President and Secretary); Michael O. Magdol (Vice President - AML Compliance); Bruce S. Rosenberg (Treasurer and Chief Financial Officer); and Holly Gibson Brady (Director of Corporate Communications
- Franklin Resources, Inc.).

As of the date of this communication, none of the foregoing participants individually, or as a group, beneficially owns in excess of 1% of China World's common stock or 1% of Dragon's common stock. Except as disclosed above, to the knowledge of China World and Dragon, none of their respective directors or executive officers has any interest, direct or indirect, by security holdings or otherwise, in China World or Dragon.

Shareholders of China World or Dragon may obtain additional information regarding the interests of the participants by reading the proxy statements of China World and Dragon when they become available.

                                  ------------

Dragon has not commenced any tender offer referred to in this communication. Upon commencement of any such offer, Dragon will file with the SEC a Schedule TO and related exhibits, including the offer to purchase, letter of transmittal and other related documents. Dragon shareholders are strongly encouraged to read these documents when they become available because they will contain important information about any offer. When filed with the SEC, the Schedule TO and related exhibits will be available without charge at the SEC's website at www.sec.gov. Any offer to purchase and related letter of transmittal, when available, will be delivered without charge to all of Dragon's shareholders. Dragon shareholders may also obtain copies of these documents without charge by calling Dragon at 1-800-342-5236.

This communication is not an offer to purchase or the solicitation of an offer to sell shares of Dragon. Any tender offer will be made only by an offer to purchase and the related letter of transmittal. Neither the offer to purchase shares will be made to, nor will tenders pursuant to the offer to purchase be accepted from or on behalf of, holders of shares in any jurisdiction in which making or accepting the offer to purchase would violate that jurisdiction's laws.




PAGE


                                                                    CHINA WORLD




                              SETTLEMENT AGREEMENT

     Settlement Agreement, dated as of March 20, 2003 (the "AGREEMENT"), by and among President and Fellows of Harvard College ("HARVARD UNIVERSITY"), Harvard Management Company, Inc. ("HARVARD MANAGEMENT"), Steven Alperin ("ALPERIN" and, collectively with Harvard University and Harvard Management, the "HARVARD Parties"), and Templeton China World Fund, Inc. ("CHINA WORLD").

                                R E C I T A L S:

     WHEREAS,   China  World  is  a  closed-end  management  investment  company registered under the 1940 Act (as defined below);

     WHEREAS, Harvard University is the Beneficial Owner (as defined below) of approximately 30.3% of the outstanding shares of common stock of China World;

     WHEREAS, Harvard Management is wholly controlled by Harvard University and is the investment advisor to Harvard University's endowment, and Alperin is a vice-president of Harvard Management and manages that portion of Harvard University's endowment that is invested in China World; and

     WHEREAS, the parties wish to set forth their understanding and agreement with respect to the settlement of the Current Litigation (as defined below) and related matters.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     Section  1.  CERTAIN DEFINED TERMS.  For purposes of this greement:

          "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

          "1940 Act" shall mean the Investment Company Act of 1940, as amended.

          "Affiliate" and "Associate" shall have the respective meanings set forth in Rule 12b-2 promulgated by the SEC (as defined below) under the 1934 Act.

          "Beneficial Owner" and "Beneficially Own" shall have the meanings as set forth in Rule 13d-3 promulgated by the SEC (as defined below) under the 1934 Act.

          "Current Litigation" shall mean the matter pending in the United States District Court for the District of Maryland, Northern Division (Case No. JFM 03-CV-275), captioned "Templeton China World Fund, Inc., Templeton Dragon Fund, Inc., and Templeton Asset Management Ltd., plaintiffs, v. President and Fellows of Harvard College, Harvard Management Company, Inc., and Steven Alperin, defendants", including the claims, counterclaims and affirmative defenses that have been asserted therein.

          "Open-Ending Proposal" shall mean, collectively, proposals of the Board of Directors of China World in substantially the form set forth as proposals 2, 3 and 4 in Schedule I hereto.

          "Other Settlement Agreements" shall mean, collectively, (i) that certain settlement agreement dated the date hereof between the Harvard Parties and Templeton Dragon Fund, Inc., as the same may be amended and in effect from time to time (the "DRAGON SETTLEMENT AGREEMENT") and (ii) that certain settlement agreement dated the date hereof between the Harvard Parties and TAML, as the same may be amended and in effect from time to time.

          "Proposals" shall mean, collectively, proposals of the Board of Directors of China World in substantially the form set forth as proposals 1 through 4 (inclusive) in Schedule I hereto.

          "SEC" shall mean the United States Securities and Exchange Commission.

          "TAML" shall mean Templeton Asset Management Ltd.

     Section 2. AUTHORITY AND ENFORCEABILITY.

          (a) Each of the Harvard Parties represents and warrants as follows:

               (i) such party has all requisite power and authority to execute and deliver the Agreement and to perform its obligations hereunder;

               (ii) the execution, delivery and performance of the Agreement by such party has been duly authorized by all necessary action on the part of such party;

               (iii) the Agreement has been duly and validly executed and delivered by such party and (assuming the due authorization, execution and delivery thereof by the other parties hereto) constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, subject to general principles of equity, statutory limitations and judicially-imposed public policy constraints; and

               (iv) the execution and delivery by such party of the Agreement and the performance by such party of its obligations hereunder will not conflict with, constitute a default under or violate (A) any of the terms, conditions or provisions of the organizational documents of such party (if such party is not a natural person), (B) any of the terms, conditions or provisions of any material document, agreement or other instrument to which such party is a party or by which it is bound, or (C) any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on such party.

          (b)China World represents and warrants as follows:

          (i) it has all requisite power and authority to execute and deliver the Agreement and to perform its obligations hereunder;

          (ii) the execution, delivery and performance of the Agreement by China World has been duly authorized by all necessary action on the part of China World;

          (iii) the Agreement has been duly and validly executed and delivered by China World and (assuming the due authorization, execution and delivery thereof by the other parties hereto) constitutes the legal, valid and binding obligation of China World, enforceable against China World in accordance with its terms, subject to general principles of equity, statutory limitations and judicially-imposed public policy constraints; and

          (iv) the execution and delivery by China World of the Agreement and the performance by China World of its obligations hereunder will not conflict with, constitute a default under or violate (A) any of the terms, conditions or provisions of the organizational documents of China World, (B) any of the terms, conditions or provisions of any material document, agreement or other instrument to which China World is a party or by which it is bound, or (C) any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on China World.

     Section 3. CHINA WORLD.

          (a) China World will submit the Proposals to the shareholders of China World at the 2003 Annual Meeting of Shareholders of China World (the "2003 CHINA WORLD MEETING"). China World represents and warrants that approval of the Open-Ending Proposal constitutes the only action required to be taken by shareholders of China World in order to effect the conversion of China World to an open-end company as contemplated by this Agreement. China World agrees that no matters other than the Proposals shall be presented to shareholders by or on behalf of the Board of Directors of China World at the 2003 China World Meeting, except other matters required to be presented to shareholders under applicable law. China World represents and warrants that, as of the date hereof, it has no reason to believe that any other matter will be presented to shareholders at the 2003 China World Meeting or that applicable law will require the presentation of any such matter to shareholders at the 2003 China World Meeting. China World represents and warrants that the highest vote required by either the 1940 Act or Maryland law for shareholders of China World to approve Proposal 2 on Schedule I hereto ("PROPOSAL 2"), including the aspect of the proposal to redomesticate China World as a Delaware statutory trust (the "REDOMESTICATION PROPOSAL"), as well as to approve any proposal to open-end China World in accordance with the Article ELEVENTH of the Charter of China World as contemplated by Section 3(d) hereof, is the affirmative vote of a majority of the shares outstanding and entitled to vote as of the record date, and that it is the same vote that would be required if the Redomestication Proposal were not included as part of Proposal 2 but, if instead, Proposal 2 provided for all requisite amendments to China World's Maryland charter necessary to effectuate open-ending. If, for any reason, the Redomestication Proposal is presented to shareholders for approval separately from the open-ending aspect of Proposal 2, shareholder approval of the Redomestication Proposal will not be a condition to any of China World's obligations under this Agreement, including the open-ending of China World. China World also represents and warrants that the redomestication will not have any adverse effect on the ability of Harvard University to redeem its shares of China World as contemplated by this Agreement as compared to the situation where China World remained as a Maryland corporation upon open-ending. China World also represents and warrants that the intended effect of each of the proposals comprising Proposals 3 and 4 on Schedule I will be to modernize and bring the fundamental investment restrictions of China World in line with the fundamental investment restrictions of Franklin Templeton open-end funds generally. China World will effect the open-ending within sixty (60) days following the date on which Proposal 2 is approved by shareholders, or as soon thereafter as is practicable.

          (b) Representatives of China World will meet and confer (in person, by telephone, by video conference or otherwise) with representatives of Harvard Management within a reasonable period of time (and, in any event, not less than 45 days) prior to the anticipated closing date of the conversion of China World to an open-end company in order to discuss steps China World might take to minimize any adverse effect of the open-ending on the net asset value per share of China World. For example, steps reflecting China World's and Harvard Management's respective views as to the markets in which China World's portfolio securities are traded will be discussed. China World will consider, but shall not be under any obligation to implement or adopt, any steps proposed or discussed at any such meeting. China World will request of TAML that representatives of TAML attend such meeting.

          (c) China World will take all reasonable steps that are not violative of its fiduciary duties to obtain shareholder approval of the Open-Ending Proposal that an investment company could reasonably be expected to take in order to vigorously support the passage of proposals recommended by the investment company's board of directors to its shareholders. These steps shall include, without limitation, (i) adjournment of the 2003 China World Meeting for as long, and/or on as many occasions, as may be necessary, consistent with applicable law, if the requisite vote has not yet been obtained, up to the latest date possible without the necessity of setting a new record date for the 2003 China World Meeting; and (ii) engaging a major proxy solicitation firm at China World's expense for the purpose of soliciting proxies for approval of the Open-Ending Proposal by the shareholders at the 2003 China World Meeting, and, if sufficient votes in favor of the Open-Ending Proposal are not promptly obtained, instructing such proxy solicitation firm to diligently attempt to obtain sufficient votes for approval of the Open-Ending Proposal at the 2003 China World Meeting including, without limitation, under appropriate circumstances, by contacting shareholders by telephone and requesting that they consider granting their proxies by telephone.

          (d) If the proposal set forth as Proposal 2 is not approved by shareholders at the 2003 China World Meeting, the Board of Directors of China World will call a special meeting of shareholders to be held not later than December 31, 2003 to consider such proposal again; such proposal (and any other elements of the Open-Ending Proposal that have not previously been approved by shareholders) will be the only item to be considered at the special meeting, except other matters required to be presented to shareholders under applicable law. If China World holds a special meeting at which it proposes the open-ending of China World in accordance with the Article ELEVENTH of the Charter of China World, as amended, the holding of such meeting and the making of such proposal shall satisfy the requirements of this Section 3(d) if the meeting and the conduct thereof and the acts of China World in respect of the special meeting otherwise comply in all respects with the requirements of this Agreement. China World will take all reasonable steps that are not violative of its fiduciary duties to obtain shareholder approval of Proposal 2 at such special meeting that an investment company could reasonably be expected to take in order to vigorously support the passage of proposals recommended by the investment company's board of directors to its shareholders. These steps shall include, without limitation, (i) adjournment of the special meeting for as long, or on as many occasions, as may be necessary, consistent with applicable law, if the requisite vote has not yet been obtained, up to the latest date possible without the necessity of setting a new record date for the special meeting; and (ii) engaging a major proxy solicitation firm at China World's expense for the purpose of soliciting proxies for approval of Proposal 2 by the shareholders at the special meeting, and, if sufficient votes in favor of such proposal are not promptly obtained, instructing such proxy solicitation firm to diligently attempt to obtain sufficient votes for approval of Proposal 2 at the special meeting including, without limitation, under appropriate circumstances, by contacting shareholders by telephone and requesting that they consider granting their proxies by telephone.

          (e) Each of the Harvard Parties hereby withdraws any and all of its shareholder proposals for the 2003 China World Meeting, and promptly shall take any and all actions reasonably requested by China World or its representatives, or which the Harvard Parties reasonably consider are otherwise necessary, to effectuate such withdrawal.

          (f) Harvard University hereby withdraws its proxy statement dated January 16, 2003, for the 2003 China World Meeting and shall promptly send written notification of withdrawal of its proxy statement in the form attached hereto as Schedule IV to all shareholders from whom it had solicited proxies, and file copies of such notification with the SEC. Each of the Harvard Parties and its respective Affiliates and Associates and any "participants" in the solicitation (as defined in Section 14 of the 1934 Act or the rules and regulations thereunder) by Harvard University (i) shall immediately cease all proxy solicitation efforts in connection with the 2003 China World Meeting, (ii) shall not vote any proxies which any of the Harvard Parties heretofore obtained or hereafter receives in connection with the 2003 China World Meeting, and (iii) shall promptly destroy all such proxies heretofore obtained or hereafter received.

          (g) Each of the Harvard Parties hereby withdraws any and all demands, requests or notices that it has made to China World, including, without limitation, the demands set forth in the letter from Cede & Co. to China World, dated December 11, 2002, and any demands made by any of the Harvard Parties pursuant to Section 2-513 of the Maryland General Corporation Law.

          (h) Each of the Harvard Parties hereby represents and warrants to China World that, as of the date hereof, such Harvard Party intends to vote all of the shares of common stock of China World Beneficially Owned by it in favor of each of the Proposals at the 2003 China World Meeting (and in favor of Proposal 2 or the Open-Ending Proposal at any special meeting contemplated in
Section 3(d) hereof and at any subsequent meeting of shareholders of China World at which either is submitted to a shareholder vote with the affirmative recommendation of the Board of Directors of China World) and that it is not aware, and has no reasonable suspicion, of any fact, matter or thing that would require, cause or influence it to vote in any contrary manner, including abstaining or refraining from voting such shares. In the event that each of the Harvard Parties does not vote all of the shares of common stock of China World Beneficially Owned by it in favor of the Proposals at the 2003 China World Meeting (or in favor of Proposal 2 or the Open-Ending Proposal at any special meeting contemplated in Section 3(d) hereof and/or any subsequent meeting of shareholders of China World at which either is submitted to a shareholder vote with the affirmative recommendation of the Board of Directors of China World), and without limiting any right or remedy to which China World may be entitled at law or in equity arising out of any breach of the representation and warranty contained in the immediately preceding sentence, China World, but not the Harvard Parties, shall automatically (and without further action by any party hereto) be released from any and all further obligations under this Agreement (including, for the avoidance of doubt, those contained in Section 7 hereof).

          (i) Each of the parties hereto acknowledges and agrees that:

               (i) the Board of Directors of China World has determined to recommend to shareholders at the 2003 China World Meeting the approval of the Open-Ending Proposal; and

               (ii) if the Open-Ending Proposal is approved by shareholders, the open-end China World will have, among other things, the following features:

          (A) shareholders of China World on the closing date of conversion who redeem or exchange open-end shares received as a result of the conversion within six months following the closing date will be assessed a redemption fee of not in excess of two percent (2%);

          (B) the open-end China World will make an election pursuant to Rule 18f-1 under the 1940 Act, in order to permit redemptions in-kind and will adopt any related procedures in order to effect redemptions in-kind; and

          (C) the open-end China World will be in the form of a Delaware statutory trust.

          (j)  Each  of  the  parties  hereto   acknowledges   and  agrees  that
redemptions by the Harvard Parties of shares of the open-end China World Beneficially Owned by the Harvard Parties will be subject to the redemption fees described in Section 3(i)(ii)(A) hereof, and China World agrees that, upon redemption of such shares, China World will distribute to the Harvard Parties, and the Harvard Parties agree to accept, a pro rata share of each of China World's portfolio investments, including at a minimum, a pro rata share of any cash held by China World. In order to effectuate such distribution, China World will make an election under Rule 18f-1 under the 1940 Act in a timely fashion. Notwithstanding the foregoing, China World shall not be required to distribute to the Harvard Parties, but will make reasonable and appropriate adjustments for, (i) odd lots, (ii) fractional shares and (iii) (A) securities that, if distributed, would be required to be registered under the Securities Act of 1933, as amended, (B) securities issued by entities in countries that restrict or prohibit the holdings of securities by non-residents other than through qualified investment vehicles, or whose distribution as contemplated herein is otherwise contrary to applicable local laws, rules or regulations and (C) certain portfolio assets, such as derivative instruments or repurchase agreements, that involve the assumption of contractual obligations, require special trading facilities, or can only be traded with the counterparty to the transaction.

          (k) Each of the Harvard Parties agrees that it shall not object to any postponement of the 2003 China World Meeting approved by the Board of Directors of China World to any date on or before June 13, 2003 (without regard to adjournments). It is understood that all references in this Agreement to the 2003 China World Meeting include any adjournments or postponement thereof, except where specifically otherwise indicated herein.

          (l) Each of the parties hereto acknowledges and agrees that if each of the Harvard Parties does not request redemptions of all securities of China
World Beneficially Owned by such party within thirty (30) calendar days following the closing date of the conversion of China World to an open-end investment company, then, notwithstanding anything to the contrary contained in
Section 5 hereof, the obligations and restrictions imposed on the Harvard Parties in Section 5 hereof shall survive and continue in full force and effect in perpetuity.

          (m) References in this Section 3 to shares of China World common stock shall be taken to include any security into which such common stock is exchanged for, converted into or replaced with in connection with any reorganization whatsoever of China World, including any change of organizational form.

     Section 4. NO SHARE ACQUISITIONS; PROHIBITED TRANSFERS.

          (a) Unless otherwise specifically agreed in writing between one or more of the Harvard Parties, on the one hand, and China World, on the other hand, each of the Harvard Parties agrees that from the date hereof and perpetually thereafter it will not (and will not advise, assist or encourage others to), directly or indirectly, acting individually or in concert with others, in any manner, acquire, offer or propose to acquire, solicit an offer to sell or agree to acquire, by purchase or otherwise, any direct or indirect beneficial interest in any securities of China World (including, without limitation, any direct or indirect interest in any rights, warrants or options to acquire, or in any securities convertible into or exchangeable for, any securities of China World) or any derivative instrument that provides the economic benefits or other indicia of ownership of any such securities; PROVIDED, HOWEVER, that it will not be considered a violation of this Section 4(a) if (i) the Harvard Party acquires an indirect interest in any securities of China World (not as a result of an investment decision by the Harvard Party to acquire an interest in such securities) but does not as a result become a Beneficial Owner of such securities (and does not otherwise have investment discretion over such securities), or (ii) securities of China World are acquired by an investment adviser or other person acting in a similar capacity for a Harvard Party and (A) the Harvard Party did not know of the planned acquisition in advance of its occurrence, (B) the Harvard Party becomes a Beneficial Owner of the securities as a result of such acquisition, and (C) the Harvard Party instructs the investment adviser or other person to promptly dispose of such securities when portfolio management personnel of such Harvard Party have actual knowledge that the acquisition has occurred; PROVIDED, FURTHER, that each of the Harvard Parties shall apprise any person or entity currently serving as an investment adviser, or in any similar capacity, to it, and each person becoming an investment adviser, or beginning to act in any similar capacity, to it during the period of four years from the date hereof, of the obligations and restrictions of such Harvard Party arising under this Section 4(a).

          (b) Unless otherwise specifically agreed in writing between one or more of the Harvard Parties, on the one hand, and China World, on the other hand, each of the Harvard Parties agrees that from the date hereof and perpetually thereafter it will not sell, transfer any interest in, or otherwise dispose of (a "TRANSFER") any securities of China World to any transferee if, following such Transfer, the transferee of such securities would, to the actual knowledge of such Harvard Party (which, in the case of any Transfer where the identity of the transferee is known to the Harvard Party, shall require such Harvard Party to make inquiry of such transferee with respect thereto), Beneficially Own more than five percent (5%) of the outstanding voting equity securities of China World; PROVIDED, HOWEVER, that the restrictions on Transfer contained in this Section 4(b) shall not apply to Transfers of securities of China World if the Harvard Parties collectively Beneficially Own less than two and one-half percent (2.5%) of the outstanding voting equity securities of China World at the time of such Transfer.

     Section 5. STANDSTILL. Subject to Section 3(l) hereof, each of the Harvard Parties agrees that for a period of four years from and after the date hereof, it will not (and will not advise, assist or encourage others to), directly or indirectly, acting individually or in concert with others, in any manner:

          (i) make, or in any way participate in, any shareholder proposal or nomination with respect to China World, or seek to advise or influence in any manner whatsoever any person or entity with respect to any shareholder proposal or nomination with respect to China World, in each case, including, but not limited to, any proposal relating to the election of directors, the adoption or termination of any investment advisory contract, any change in a fundamental policy, classification, or sub-classification, any change in structure, any change in organizational documents, or any matter that requires a stockholder vote, including, but not limited to, pursuant to Section 13 of the 1940 Act, including any precatory or advisory proposal with respect to any of the foregoing;

          (ii) make, or in any way participate in, any "solicitation" of "proxies" to vote (as such terms are used in the proxy rules of the SEC promulgated pursuant to Section 14 of the 1934 Act) any securities of China World, or advise or seek to influence in any manner whatsoever any person or entity with respect to the voting of any securities of China World;

          (iii) form, join or in any way participate in a "group" (within the meaning of Section 13(d)(3) of the 1934 Act) with respect to any voting securities of China World;

          (iv) otherwise act to seek to propose to China World or to its management, board of directors, officers or stockholders, any merger, business combination, restructuring, recapitalization, charter amendment or any other change to any other organizational document, change in policy, change in classification or subclassification, change in investment manager, or other transaction or similar matter, or otherwise seek to control, change or influence the management, board of directors (or similar body) or the policies of China World, including any precatory or advisory proposal with respect to any of the foregoing;

          (v) hold any securities of China World with the purpose or effect of changing or influencing control of China World, or in connection with or as a participant in any transaction having that purpose or effect, including any transaction subject to Rule 13d-3(b) under the 1934 Act;

          (vi) make any request or proposal to amend, waive or terminate any provision of this Section 5;

          (vii) provide any advice or enter into any discussions, negotiations, arrangements or understandings with any third party with respect to any of the foregoing; or

          (viii) announce an intention to take, or enter into any arrangement or understanding with others to take, any of the actions restricted or prohibited under clauses (i) through (vii) of this Section 5.

     Section 6. PRESS RELEASE; PUBLIC STATEMENT. The Harvard Parties and China World agree that immediately following the execution of this Agreement, Harvard University, Harvard Management, and China World shall issue a joint press release regarding the terms of this Agreement in the form attached as Schedule II hereto. Except for such press release, no party hereto (or their agents, representatives or designees) shall make any public statement (including any statement to the media) regarding this Agreement or any of the Other Settlement Agreements or the settlements contemplated hereby or thereby; PROVIDED, HOWEVER, that the foregoing shall not preclude (a) communications or disclosures required of a party hereto by law, regulatory bodies with appropriate jurisdiction, or stock exchange rules or regulations, or (b) the delivery by any party hereto (or by TAML, on China World's behalf) of a copy of such press release, this Agreement or any of the Other Settlement Agreements to any person. The parties hereto acknowledge and agree that any communication or disclosure made pursuant to clause (a) of the immediately preceding sentence shall not disparage any other party hereto or this Agreement or any of the Other Settlement Agreements. Notwithstanding the foregoing, the obligations and limitations on each of the parties hereto arising under this Section 6 with respect to the Dragon Settlement Agreement shall be terminated if, only to the extent that and for so long as the corresponding obligations and limitations on the parties to the Dragon Settlement Agreement arising under Section 6 thereof (or any successor section thereto) are terminated pursuant to the terms of Section 3(d)(ii) - (iv) of the Dragon Settlement Agreement (or any successor provisions thereto).

     Section 7. TERMINATION OF LITIGATION; COVENANT NOT TO SUE.

          (a) Each of the Harvard Parties and China World hereby agrees to dismiss the Current Litigation (including, for the avoidance of doubt, the claims asserted pursuant to Section 16(b) of the 1934 Act) (the "DISMISSED Claims") without prejudice. Within three business days after the execution of this Agreement, the parties hereto shall cause a Stipulation of Dismissal without Prejudice (or such other appropriate document), substantially in the form attached as Schedule III hereto, to be executed and filed with the court in the Current Litigation.

          (b) Subject to paragraph (d) of this Section 7, each of the Harvard Parties hereby covenants that, for a period of four years after the date hereof, it will not initiate or cause to be initiated (or encourage or aid in the initiation of) against China World or its past, present or future directors or officers, directly or indirectly, any suit, action, or proceeding of any kind, or participate in any such action, individually, derivatively, or as a representative or member of a class, under any contract (express or implied), law, statute, or regulation, federal, state or local, pertaining in any manner whatsoever to the Dismissed Claims, or to any other claims that could have been asserted in the Current Litigation. This Covenant Not to Sue shall be a complete defense to any suit, action or proceeding brought in violation of this Covenant Not to Sue. Nothing herein limits the right of the Harvard Parties to bring an action to enforce this Agreement or based on an alleged material breach of this Agreement.

          (c) Subject to paragraph (d) of this Section 7, China World hereby covenants that it will not initiate or cause to be initiated (or encourage or aid in the initiation of) against any of the Harvard Parties or their respective past, present or future directors or officers, directly or indirectly, any suit, action, or proceeding of any kind, under any contract (express or implied), law, statute, or regulation, federal, state or local, pertaining in any manner whatsoever to (i) the Dismissed Claims, or any other claims that could have been asserted in the Current Litigation, for a period of four (4) years after the date hereof, and (ii) the claims asserted pursuant to Section 16(b) of the 1934 Act included in the Dismissed Claims, beginning on the date which is four (4) years after the date hereof and in perpetuity thereafter. This Covenant Not to Sue shall be a complete defense to any suit, action or proceeding brought in violation of this Covenant Not to Sue. Nothing herein limits the right of China World to bring an action to enforce this Agreement or based on an alleged material breach of this Agreement.

          (d) In the event of a material breach of this Agreement, the Covenants Not to Sue set forth in paragraphs (b) and (c) of this Section 7, as applicable, shall not be binding on the aggrieved party.

          (e) The parties hereto agree that the period of time between the voluntary dismissal of the Current Litigation (as contemplated by Section 7(a) hereof) and the commencement of a new action by an aggrieved party asserting similar claims (as contemplated by Section 7(d) hereof) will not be counted towards any defense based on statute of limitations, laches, or similar time-based defenses. Notwithstanding the foregoing, there shall be no tolling pursuant to this Section 7(e) with respect to the claims asserted in the Current Litigation pursuant to Section 16(b) of the 1934 Act; the Harvard Parties, however, waive any right to assert any defense based on statute of limitations, laches or similar time-based defenses in any action brought by China World in the next four (4) years pursuant to Section 7(d) hereof.

          (f) During the settlement discussions that arose following the institution of the Current Litigation, the parties acknowledged that China World's claims against Harvard University under Section 16(b) of the 1934 Act raised novel legal questions and that therefore there were issues that would have to be litigated including, but not limited to, defenses arising out of the interpretive letter issued by the staff of the SEC to Harvard University (Harvard University, pub. avail. July 8, 1992). Taking into account, among other things, the uncertain outcome of the Section 16(b) claims, the benefits to be realized by China World pursuant to this Agreement, and the roughly estimated range of recoverable short-swing profits if the claims could be established, the board of directors of China World, including a majority of the independent directors, concluded that it was in the best interest of China World to resolve, as set forth herein, the claims in the Current Litigation arising under Section 16(b) of the 1934 Act, subject to performance by the Harvard Parties of their obligations under this Agreement.

     Section 8. REMEDIES; CONSENT TO JURISDICTION.

          (a) Each party hereto hereby acknowledges and agrees that irreparable harm would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that aggrieved parties shall be entitled to equitable relief including, without limitation, an injunction or injunctions to prevent and enjoin breaches of the provisions of this Agreement and specific enforcement of the terms and provisions hereof, in addition to any other remedy to which they may be entitled at law or in equity, including monetary damages. Any requirements for the securing or posting of any bond with respect to any such remedy are hereby waived.

          (b) The parties hereto agree that any actions, suits or proceedings arising out of or relating to this Agreement, the transactions contemplated hereby (including the dismissal of the Current Litigation), or a new action by an aggrieved party (as contemplated by Section 7(d) hereof), shall be brought solely and exclusively in the United States District Court for the District of Maryland, Northern Division (or if such federal court lacks subject matter jurisdiction, in the courts of the State of Maryland located in Baltimore, Maryland). The parties agree not to commence any such action, suit or proceeding except in such courts and further agree that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 11 hereof shall be effective service of process for any such action, suit or proceeding brought against any party in any such court. The parties also irrevocably and unconditionally waive any objection to the laying of venue of any such action, suit or proceeding in the courts of the State of Maryland or the United States of America located in the State of Maryland, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in such court pursuant hereto has been brought in an inconvenient forum.

     Section 9. FEES, COSTS AND EXPENSES. Except as expressly provided herein, each party hereto shall pay its own fees, costs and expenses incident to this Agreement and the transactions contemplated herein. The Harvard Parties shall be responsible for their own legal fees and expenses with respect to the Current Litigation and their proxy contest relating to the 2003 China World Meeting. China World agrees that TAML shall be responsible for the legal fees and expenses incurred by China World and its directors with respect to this Agreement and the Current Litigation. China World agrees that TAML shall also be responsible for the legal fees and expenses incurred by China World through the date hereof with respect to its proxy contest relating to the 2003 China World Meeting.

     Section 10. ENTIRE AGREEMENT; AMENDMENTS; SUCCESSORS; THIRD PARTY BENEFICIARIES.

          (a) This Agreement and the Other Settlement Agreements contain the entire understanding of the parties with respect to the subject matter hereof and thereof. This Agreement and the Other Settlement Agreements supersede all previous negotiations, representations and discussions by the parties hereto and thereto concerning the subject matter hereof and thereof, and integrate the whole of all of their agreements and understanding concerning same. No prior oral representations or undertakings concerning the subject matter hereof or thereof shall operate to amend, supersede, or replace any of the terms or conditions set forth in this Agreement or the Other Settlement Agreements, nor shall they be relied upon.

          (b) This Agreement may be amended only by an agreement in writing executed by the party or parties against which it is sought to be enforced.

          (c) No party hereto may assign any of its respective rights or delegate any of its respective obligations under this Agreement without the prior written consent of the other parties hereto; PROVIDED, HOWEVER, that China World may freely assign its rights and delegate its obligations to the transferee of all or substantially all of its assets, so long as such transferee agrees to be bound by all of the obligations of China World hereunder (at which point such transferee shall be deemed to have all of the rights and obligations hereunder of China World). This Agreement shall be binding upon, and shall inure to the benefit of, the parties' successors and permitted assigns.

          (d) Any material breach by any party other than the Harvard Parties under any of the Other Settlement Agreements shall be deemed a material breach by China World under this Agreement.

     Section 11. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed given if delivered personally or mailed by certified or registered mail, postage prepaid, return receipt requested, or delivered to a nationally recognized next business day courier for delivery on the next business day, or by facsimile, with the required copy also sent as aforesaid and in any instance addressed as follows:

         if to any of the Harvard Parties:

                  c/o Harvard Management Company, Inc.
                  600 Atlantic Avenue
                  Boston, MA  02210-2203
                  Telecopy:  (617) 878-6523
                  Attention:  Michael S. Pradko

                  with a copy to:

                  Ropes & Gray
                  One International Place
                  Boston, MA  02110-2624
                  Telecopy:  (617) 951 7050

                  Attention:  Harvey J. Wolkoff/Timothy W. Diggins

         if to China World:

                  Broward Financial Centre
                  500 E. Broward Blvd., Suite 2100
                  Fort Lauderdale, FL  33394-3091
                  Telecopy: (954) 847-2288
                  Attention:  Secretary

                  with a copy to:

                  Stradley Ronon Stevens & Young, LLP
                  2600 One Commerce Square
                  Philadelphia, PA  19103-7098
                  Telecopy:  (215) 564-8120
                  Attention:  Bruce G. Leto

                  and

                  Weil, Gotshal & Manges LLP
                  767 Fifth Avenue
                  New York, NY  10153
                  Telecopy: (212) 310-8007
                  Attention: Richard L. Levine/Howard B. Dicker

or such other address as shall be furnished in writing by any of the parties, and any such notice or communication shall be deemed to have been given as of the date so delivered personally, so mailed, so delivered to the courier service, or so transmitted by telecopy (except that a notice of change of address shall not be deemed to have been given until received by the addressee).

     Section 12. LAW GOVERNING. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Maryland, without regard to any conflict of laws provisions thereof.

     Section 13. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. For purposes of this Agreement, a signature page signed and transmitted by electronic mail in pdf form, facsimile machine or telecopier is to be treated as an original signature and document. The signature of any party thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document.

     Section 14. NO PRESUMPTION AGAINST DRAFTSPERSON. Each of the undersigned hereby acknowledges that the undersigned fully negotiated the terms of this Agreement, that each such party had an equal opportunity to influence the drafting of the language contained in this Agreement and that there shall be no presumption against any such party on the ground that such party was responsible for preparing this Agreement or any part hereof. All prior working drafts of this Agreement, and any notes and communications prepared in connection therewith, shall be disregarded for purposes of interpreting the meaning of any provision contained herein.

     Section 15. ENFORCEABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that the parties would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable. In addition, the parties agree to use their best efforts to agree upon and substitute a valid and enforceable term, provision, covenant or restriction for any such term, provision, covenant or restriction that is held invalid, void or unenforceable by a court of competent jurisdiction.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



                  IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or caused the same to be executed by its duly authorized representative, as of the date first above written.

                                        PRESIDENT AND FELLOWS OF HARVARD COLLEGE


                                        By:/s/JACK R. MEYER
                                          -------------------------------------
                                          Name: Jack R. Meyer
                                          Title: Deputy Treasurer


                                        HARVARD MANAGEMENT COMPANY, INC.


                                        By: /s/JACK R. MEYER
                                           ------------------------------------
                                           Name: Jack R. Meyer
                                           Title: Authorized Signatory


                                        By: /s/MICHAEL S. PRADKO
                                           ------------------------------------
                                           Name: Michael S. Pradko
                                           Title: Authorized Signatory


                                           /s/STEVEN ALPERIN
                                           ------------------------------------
                                           Steven Alperin


                                        TEMPLETON CHINA WORLD FUND, INC.


                                        By: /s/MARTIN L. FLANAGAN
                                           ------------------------------------
                                           Name: Martin L. Flanagan
                                           Title: Vice President






PAGE


                                   SCHEDULE I
              MATTERS TO BE CONSIDERED AT 2003 CHINA WORLD MEETING

PAGE




              MATTERS TO BE CONSIDERED AT 2003 CHINA WORLD MEETING

Election of Directors

Proposal 1: To elect three Directors of the Fund.


Open-Ending Proposals

Proposal 2:  To approve the conversion of the Fund from a closed-end fund organized as a Maryland corporation to an open-end fund organized as a Delaware statutory trust.

Proposal 3:  To approve amendments to certain of the Fund's fundamental investment restrictions (this proposal involves separate votes on Sub-Proposals 3a-3f):

         Sub-Proposal 3a:   To amend the Fund's fundamental investment
                            restriction regarding borrowing and senior securities;

         Sub-Proposal 3b:   To amend the Fund's fundamental investment
                            restriction regarding underwriting;

         Sub-Proposal 3c:   To amend the Fund's fundamental investment
                            restriction regarding lending;

         Sub-Proposal 3d:   To amend the Fund's fundamental investment
                            restriction regarding investments in commodities;

         Sub-Proposal 3e:   To amend the Fund's fundamental investment
                            restriction regarding investments in real estate;
                            and

         Sub-Proposal 3f:   To amend the Fund's fundamental investment
                            restriction regarding industry concentration.

Proposal 4:  To approve the elimination of certain of the Fund's fundamental investment restrictions.



PAGE

                                   SCHEDULE II
                              FORM OF PRESS RELEASE

PAGE






                              FORM OF PRESS RELEASE

FOR IMMEDIATE RELEASE

Media Contacts: Lisa Gallegos, Franklin Templeton Investments,
                 Tel:(650) 312-3395
                Steven Alperin, Harvard Management, Tel:  (617) 523-4400
-------------------------------------------------------------------------------

              HARVARD UNIVERSITY, TEMPLETON CHINA WORLD FUND, INC.,
                         TEMPLETON DRAGON FUND, INC. AND
                         TEMPLETON ASSET MANAGEMENT LTD.
                                 SETTLE LAWSUIT

                          HARVARD UNIVERSITY WITHDRAWS
                 ITS TEMPLETON CHINA WORLD SHAREHOLDER PROPOSALS
                      AND SUPPORTS TEMPLETON CHINA WORLD'S
            OPEN-ENDING PROPOSAL WITH AN IN-KIND DISTRIBUTION FEATURE

                          HARVARD UNIVERSITY WITHDRAWS
                   ITS TEMPLETON DRAGON SHAREHOLDER PROPOSALS;
                 TEMPLETON DRAGON TO MAKE CASH TENDER OFFER FOR
       15% OF ITS OUTSTANDING SHARES AT 92.5% OF NET ASSET VALUE PER SHARE

                                TEMPLETON DRAGON
                 TO SEEK AUTHORITY TO MAKE IN-KIND TENDER OFFERS

Fort Lauderdale, Florida and Boston, Massachusetts, March [__], 2003 - TEMPLETON CHINA WORLD FUND, INC. (NYSE: TCH), a closed-end management investment company ("China World"), TEMPLETON DRAGON FUND, INC. (NYSE: TDF), a closed-end management investment company ("Dragon"), TEMPLETON ASSET MANAGEMENT LTD., the investment advisor to each of the funds ("Templeton"), and PRESIDENT AND FELLOWS OF HARVARD COLLEGE ("Harvard University") announced today that they had reached agreements that will result in, among other things, the dismissal of their litigation claims against each other and the withdrawal of Harvard University's shareholder proposals for the funds' upcoming annual meetings. Also, Harvard will now support the Board's proposal to open-end China World with an in-kind distribution feature, and Dragon will make a tender offer to be commenced on or prior to April 30, 2003, and may, pursuant to its settlement with Harvard, make additional tender offers in the future.

DISMISSAL OF LAWSUIT

The three settlement agreements announced today (between China World and Harvard, Dragon and Harvard, and Templeton and Harvard, respectively) will result in the dismissal without prejudice of the lawsuit originally brought in January 2003 by China World, Dragon and Templeton in the United States District Court for the District of Maryland, Northern Division, against Harvard University, Harvard Management Company, Inc., which is an investment advisor to Harvard University, and Steven Alperin, an officer of Harvard Management (collectively, "Harvard"), as well as the dismissal without prejudice of the counterclaims brought by Harvard against the funds, their respective directors and Templeton. The parties have also entered into covenants not to sue each other with respect to the claims that were made or could have been made in the litigation absent a breach of the settlement agreements.

END OF PROXY CONTEST

As part of the settlements, Harvard has agreed to withdraw all of its shareholder proposals for the respective upcoming 2003 Annual Meetings of Shareholders of China World and Dragon. Harvard also will not solicit proxies from shareholders for the China World 2003 Annual Meeting and will not vote any proxies previously received.

CONVERSION OF CHINA WORLD TO AN OPEN-END FUND

Harvard announced that it intends to support the Board of Directors' proposal at the 2003 Annual Meeting calling for the open-ending of China World, with an in-kind distribution feature described below.

If shareholders approve the open-ending proposal, the in-kind distribution feature will provide the fund the option of meeting large redemption requests through a pro rata, in-kind distribution of its portfolio investments by making an election pursuant to Rule 18f-1 under the Investment Company Act of 1940 and adopting related procedures. This will allow the fund to minimize the potential adverse impact of large redemption requests on the fund's net asset value per share. Small redemption requests (generally in amounts less than $250,000 in any ninety-day period) will be paid in cash by the fund.

Harvard also announced that, if and when China World open-ends, Harvard will redeem all of its shares of the fund within 30 days after conversion, and that under the settlement it will take its redemption proceeds through a pro rata, in-kind distribution of portfolio investments. As a result, the fund will avoid having to sell significant portfolio assets to raise cash to meet Harvard's redemption request - thus limiting the potential adverse effect on the fund's net asset value per share.

China World announced that if conversion to an open-end fund is approved by shareholders, the open-end fund would assess a redemption fee, not in excess of two percent, on all redemptions or exchanges of shares made within six months following the effective date of the conversion except on any redemptions of shares purchased after the conversion.

Representatives of Harvard and China World also have agreed to discuss, prior to conversion, steps China World might take to minimize any adverse effect on the net asset value per share of the fund resulting from a need to sell portfolio securities of the fund to raise cash to satisfy redemption requests.

DRAGON TENDER OFFERS

Dragon announced that as part of its settlement with Harvard, it has agreed to take the following actions:

o APRIL 2003 CASH TENDER OFFER - The Board of Directors of Dragon approved the making of a cash tender offer to be commenced on or prior to April 30, 2003, for 15% of the fund's outstanding shares at 92.5% of net asset value per share as of the date the offer expires. Previously, the Board of Directors had approved an April 2003 cash tender offer for not less than 10% of the fund's outstanding shares at not less than 90% of net asset value per share.

o IN-KIND TENDER OFFERS - Dragon also will apply to the Securities and Exchange Commission ("SEC") for an exemption allowing the fund to make occasional, non-periodic tender offers, each for up to 20% of Dragon's outstanding shares at a price equal to 95% of net asset value per share as of the date the offer expires, to be paid entirely in kind through a pro rata distribution of marketable portfolio securities. The fund will not apply, however, for interval fund status. Subject to certain conditions, the settlement requires the fund to commence such an in-kind tender offer for 20% of the fund's shares within three months after obtaining the SEC exemption. Dragon may also be required under the settlement to conduct, on substantially identical terms, up to two additional in-kind tender offers under certain circumstances. There is no assurance that the SEC will grant the exemption, nor is it possible to predict the date when an exemption might be granted.

o ADDITIONAL CASH TENDER OFFERS - If the SEC does not grant the exemption for in-kind tender offers by May 26, 2004, the settlement provides that Dragon may, but is not obligated to, conduct an additional cash tender offer, and possibly later follow-on cash tender offers, each for 15% of the fund's outstanding shares at a price of 92.5% of net asset value per share as of the date the offer expires. Under certain circumstances, if Dragon does not conduct these tender offers, Harvard will be relieved of its obligation to refrain from making shareholder proposals and taking other actions with respect to the fund, as described below.

Harvard announced that it intends to tender all of the shares it then owns into each tender offer described above that is commenced.

The Dragon settlement agreement provides that Dragon will not be obligated to commence in-kind tender offers or additional cash tender offers under certain circumstances or conditions. These relate to, among other things, the number of shares tendered by shareholders into preceding tender offers as well as the beneficial ownership percentages of the fund's shareholders.

STANDSTILL

As part of the three settlements, Harvard agreed not to submit any proposals for consideration by shareholders of China World or Dragon, or any other closed-end fund or similar investment vehicle managed by Templeton or its affiliates, or for consideration by shareholders of Franklin Resources, Inc. (NYSE: BEN), the parent company of Templeton, nor to encourage others to do so, for a period of four years. Harvard also has agreed not at any time to acquire additional shares of China World, Dragon or any other closed-end fund or similar investment vehicle managed by Templeton or its affiliates.

                                    * * * * *

THE SUMMARIES OF THE SETTLEMENTS REACHED BY HARVARD AND CHINA WORLD, HARVARD AND DRAGON, AND HARVARD AND TEMPLETON INCLUDED IN THIS PRESS RELEASE ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE THREE SEPARATE SETTLEMENT AGREEMENTS. COPIES OF THE SETTLEMENT AGREEMENTS WILL BE FILED BY CHINA WORLD AND DRAGON WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION AND WILL BE AVAILABLE FOR FREE AT THE SEC'S WEBSITE, WWW.SEC.GOV. THE PARTIES HAVE AGREED NOT TO MAKE PUBLIC STATEMENTS (INCLUDING TO THE MEDIA) REGARDING THE SETTLEMENTS.

                                    * * * * *

In connection with their 2003 annual meetings of shareholders, China World and Dragon intend to file relevant materials with the U.S. Securities and Exchange Commission ("SEC"), including their respective proxy statements. Because those documents contain important information, shareholders of China World and Dragon are urged to read them when they become available. When filed with the SEC, they will be available for free at the SEC's website, www.sec.gov. Shareholders also can obtain copies of these documents, when available, for free by calling China World or Dragon at 1-800-342-5236.

China World, its directors and executive officers and certain other persons may be deemed to be participants in China World's solicitation of proxies from its shareholders in connection with its 2003 annual meeting of shareholders. Dragon, its directors and executive officers and certain other persons may be deemed to be participants in Dragon's solicitation of proxies from its shareholders in connection with its 2003 annual meeting of shareholders. Information about their respective directors is set forth in the proxy statement for China World's 2002 annual meeting of shareholders and for Dragon's 2002 annual meeting of shareholders, respectively. Participants in China World's and Dragon's respective solicitations may also be deemed to include the following executive officers or other persons whose interests in China World or Dragon may not be described in their respective proxy statements for China World's and Dragon's 2002 annual meetings: Mark Mobius (President and C.E.O. - Investment Management); Jimmy D. Gambill (Senior Vice President and C.E.O. - Finance and Administration); Charles B. Johnson (Vice President); Rupert H. Johnson, Jr. (Vice President); Harmon E. Burns (Vice President); Martin L. Flanagan (Vice President); Jeffrey A. Everett (Vice President); Gregory E. Johnson (President, Franklin Resources, Inc.); John R. Kay (Vice President); Murray L. Simpson (Vice President and Asst. Secretary); David P. Goss (Vice President and Asst. Secretary); Barbara J. Green (Vice President and Secretary); Michael O. Magdol (Vice President - AML Compliance); Bruce S. Rosenberg (Treasurer and Chief Financial Officer); and Holly Gibson Brady (Director of Corporate Communications
- Franklin Resources, Inc.).

As of the date of this communication, none of the foregoing participants individually, or as a group, beneficially owns in excess of 1% of China World's common stock or 1% of Dragon's common stock. Except as disclosed above, to the knowledge of China World and Dragon, none of their respective directors or executive officers has any interest, direct or indirect, by security holdings or otherwise, in China World or Dragon.

Shareholders of China World or Dragon may obtain additional information regarding the interests of the participants by reading the proxy statements of China World and Dragon when they become available.

                                  ------------

Dragon has not commenced any tender offer referred to in this communication. Upon commencement of any such offer, Dragon will file with the SEC a Schedule TO and related exhibits, including the offer to purchase, letter of transmittal and other related documents. Dragon shareholders are strongly encouraged to read these documents when they become available because they will contain important information about any offer. When filed with the SEC, the Schedule TO and related exhibits will be available without charge at the SEC's website at www.sec.gov. Any offer to purchase and related letter of transmittal, when available, will be delivered without charge to all of Dragon's shareholders. Dragon shareholders may also obtain copies of these documents without charge by calling Dragon at 1-800-342-5236.

This communication is not an offer to purchase or the solicitation of an offer to sell shares of Dragon. Any tender offer will be made only by an offer to purchase and the related letter of transmittal. Neither the offer to purchase shares will be made to, nor will tenders pursuant to the offer to purchase be accepted from or on behalf of, holders of shares in any jurisdiction in which making or accepting the offer to purchase would violate that jurisdiction's laws.

                                      # # #

PAGE
                                  SCHEDULE III
               FORM OF STIPULATION OF DISMISSAL WITHOUT PREJUDICE

PAGE






               FORM OF STIPULATION OF DISMISSAL WITHOUT PREJUDICE

                       IN THE UNITED STATES DISTRICT COURT
                          FOR THE DISTRICT OF MARYLAND
                               (Northern Division)

-------------------------------------
                                    )
TEMPLETON CHINA WORLD FUND, INC.,   )
TEMPLETON DRAGON FUND, INC. and     )
TEMPLETON ASSET MANAGEMENT LTD.,    )
                                    )
          Plaintiffs,               )
                                    )
                                    )  Civil Action No. JFM 03-CV-275
 v.
                                    )
PRESIDENT AND FELLOWS OF HARVARD    )
COLLEGE, HARVARD MANAGEMENT         )
COMPANY, INC. and STEVEN ALPERIN,   )
                                    )
                                    )
          Defendants.               )
----------------------------------- )


                            STIPULATION OF DISMISSAL

     It is hereby stipulated and agreed, pursuant to Fed. R. Civ. P. 41(a)(1), by and between Plaintiffs Templeton China World Fund, Inc., Templeton Dragon Fund, Inc. and Templeton Asset Management Ltd., and Defendants President and Fellows of Harvard College, Harvard Management Company, Inc. and Steven Alperin, through their undersigned counsel, that this action, including all claims, counterclaims and third-party claims, is dismissed, without prejudice and with each party to bear its own costs.






Dated:  _________________           __________________________________
                                    Benjamin Rosenberg,
                                    Federal Bar No. 00263
                                    Douglas J. Furlong,
                                    Federal Bar No. 04588
                                    Craig L. McCullough
                                    Bar No. 015005
                                    ROSENBERG PROUTT FUNK
                                     & GREENBERG, LLP 25
                                    South Charles Street, Suite
                                    2115 Baltimore, MD
                                    21201-3305 (410) 727-6600
                                    (410) 727-1115 (fax)

                                           -and-

                                    __________________________________
                                    Joseph S. Allerhand
                                    Richard L. Levine
                                    Haron W. Murage
                                    Jonathan Margolis
                                    WEIL, GOTSHAL & MANGES LLP
                                    767 Fifth Avenue
                                    New York, NY 10153
                                    (212) 310-8000
                                    (212) 833-3928 (fax)

                                   Attorneys for Plaintiffs Templeton China
                                   World Fund, Inc. and Templeton Dragon Fund,
                                   Inc.

                                    __________________________________
                                    Martin S. Himeles Jr.
                                    Federal Bar No. 3430
                                    ZUCKERMAN SPAEDER LLP
                                    100 East Pratt Street, Suite 2440
                                    Baltimore, Maryland 21202
                                    (410) 332-0444

                                    Attorneys for Plaintiff Templeton Asset
                                    Management Ltd.

                                    __________________________________
                                    David Clarke, Jr.
                                    PIPER RUDNICK LLP
                                    1200 Nineteenth Street, N.W.
                                    Washington, DC 20036
                                    (202) 861-3900
                                    (202) 223-2085 (fax)

                                          -and-

                                    Harvey J. Wolkoff
                                    Lisa M. Ropple
                                    Robert G. Jones
                                    ROPES & GRAY
                                    One International Place
                                    Boston, MA 02110
                                    (617) 951-7000
                                    (617) 951-7050 (fax)

                                    Attorneys for Defendants President And
                                    Fellows Of Harvard College, Harvard
                                    Management Company, Inc. and Steven Alperin


PAGE
                                   SCHEDULE IV
              FORM OF HARVARD NOTICE TO CHINA WORLD SHAREHOLDERS

PAGE



[Harvard Management Company, Inc. logo and letterhead]


Dear Fellow Shareholder of Templeton China World Fund, Inc.:

As you may be aware, we recently have reached agreement with Templeton China World Fund with regard to the open-ending of the Fund and other issues. After much hard work, the parties have agreed on a settlement that we feel will benefit all shareholders.

The joint press release enclosed describes the open-ending proposal and the settlement. In our opinion, the open-ending proposal with the in-kind distribution feature should minimize the potential adverse impact on net asset value per share from open-ending. We and the Fund also have agreed to discuss, prior to the open-ending, other steps the Fund might take to that end. To support this effort further, we have agreed that, when we redeem our shares in the open-end Fund, we will take our redemption proceeds through a pro rata, in-kind distribution of portfolio investments. As a result, the Fund will avoid having to sell significant portfolio assets to raise cash to meet Harvard's redemption request.

You may already have returned the white proxy card we sent to you in connection with the 2003 China World annual meeting. In light of our agreement with the Fund, we will be supporting the open-ending proposal at the meeting and have withdrawn the proposals we had planned to present at the meeting. We will not be voting any shares for which we received proxies. IF YOU WOULD LIKE TO BE REPRESENTED AT THE ANNUAL MEETING, YOU WILL NEED TO RETURN THE PROXY YOU WILL RECEIVE FROM THE FUND. We urge you to vote FOR the Fund's proposed open-ending.

Thank you for your support,

                                                                          TAML



                              SETTLEMENT AGREEMENT

     Settlement Agreement, dated as of March 20, 2003 (the "AGREEMENT"), by and among President and Fellows of Harvard College ("HARVARD UNIVERSITY"), Harvard Management Company, Inc. ("HARVARD MANAGEMENT"), Steven Alperin ("ALPERIN" and, collectively with Harvard University and Harvard Management, the "HARVARD Parties"), and Templeton Asset Management Ltd. ("TAML").

                                R E C I T A L S:

     WHEREAS, TAML, an indirect wholly-owned subsidiary of Franklin Resources, Inc. ("FRK"), is the investment manager for each of Templeton China World Fund, Inc. ("CHINA WORLD") and Templeton Dragon Fund, Inc. ("DRAGON");


     WHEREAS, Harvard University is the Beneficial Owner (as defined below) of approximately 30.3% of the outstanding shares of common stock of China World and of approximately 14.0% of the outstanding shares of common stock of Dragon;

     WHEREAS, Harvard Management is wholly controlled by Harvard University and is the investment advisor to Harvard University's endowment, and Alperin is a vice-president of Harvard Management and manages that portion of Harvard University's endowment that is invested in China World and Dragon; and

     WHEREAS, the parties wish to set forth their understanding and agreement with respect to the settlement of the Current Litigation (as defined below) and related matters.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     Section 1. CERTAIN DEFINED TERMS. For purposes of this Agreement:

          "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

          "1940 Act" shall mean the Investment Company Act of 1940, as amended.

          "Affiliate" and "Associate" shall have the respective meanings set forth in Rule 12b-2 promulgated by the SEC (as defined below) under the 1934 Act.

          "Beneficial Owner" and "Beneficially Own" shall have the meanings as set forth in Rule 13d-3 promulgated by the SEC (as defined below) under the 1934 Act.

          "Current Litigation" shall mean the matter pending in the United States District Court for the District of Maryland, Northern Division (Case No. JFM 03-CV-275), captioned "Templeton China World Fund, Inc., Templeton Dragon Fund, Inc., and Templeton Asset Management Ltd., plaintiffs, v. President and Fellows of Harvard College, Harvard Management Company, Inc., and Steven Alperin, defendants", including the claims, counterclaims and affirmative defenses that have been asserted therein.

                  "FT Closed-End Fund" shall mean:

                  (i) each of the entities listed on Schedule I hereto, and

                  (ii) each closed-end fund or other similar fund or pooled investment vehicle first organized, advised or managed by TAML or by any TAML Affiliate (as defined below) on or after the date hereof, the common equity interests in which are not freely redeemable by the fund or investment vehicle upon demand by interest holders;

PROVIDED, HOWEVER, that the term "FT Closed-End Fund" shall not include China World or Dragon (including any successor thereto in any reorganization thereof, including any change in organizational form); PROVIDED, HOWEVER, that the term "FT Closed-End Fund" shall not include any fund or other investment vehicle, not initially sponsored by TAML or by any TAML Affiliate, that for the first time is advised or managed by TAML or any TAML Affiliate after the date hereof if, at the time such fund or other investment vehicle begins to be advised or managed by TAML or any TAML Affiliate, Harvard University, Harvard Management, or Alperin, as the case may be, or any entity wholly owned or controlled or advised by any of them or any combination of them, already Beneficially Owns more than two percent (2%) of the voting equity securities of such fund or investment vehicle. TAML may, but shall not be required to, hereafter update Schedule I hereto on its own initiative, and none of the Harvard Parties shall be relieved of any obligations hereunder based on the failure of TAML to so update such
Schedule I; PROVIDED, HOWEVER, that within seven (7) business days after the Harvard Parties' written request therefor, TAML shall provide to the Harvard Parties an updated written list of FT Closed-End Funds as of the date of the Harvard Parties' written request and PROVIDED FURTHER that the Harvard Parties collectively shall not make more than six (6) such requests for such an updated list in any calendar year. For the purposes of this definition, the term "TAML Affiliate" shall mean any and all Affiliates of TAML other than any entity that becomes an Affiliate of TAML after the date hereof except as a result of (X) the organization of such entity as part of an internal reorganization of or within the Franklin Templeton group that does not directly or indirectly involve any transaction by any of the entities in the Franklin Templeton group with an unaffiliated third party, or (Y) a direct or indirect acquisition, merger or other business combination by or involving the Franklin Templeton group that does not result in a change of control of such group or a change of the ultimate parent of TAML.

     "Other Settlement Agreements" shall mean, collectively, (i) that certain settlement agreement dated the date hereof between the Harvard Parties and China World, as the same may be amended and in effect from time to time and (ii) that certain settlement agreement dated the date hereof between the Harvard Parties and Dragon, as the same may be amended and in effect from time to time (the "DRAGON SETTLEMENT AGREEMENT").

          "SEC" shall mean the United States Securities and Exchange Commission.

     Section 2. AUTHORITY AND ENFORCEABILITY.

          (a) Each of the Harvard Parties represents and warrants as follows:

               (i) such party has all requisite power and authority to execute and deliver the Agreement and to perform its obligations hereunder;

               (ii) the execution, delivery and performance of the Agreement by such party has been duly authorized by all necessary action on the part of such party;

               (iii) the Agreement has been duly and validly executed and delivered by such party and (assuming the due authorization, execution and delivery thereof by the other parties hereto) constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, subject to general principles of equity, statutory limitations and judicially-imposed public policy constraints; and

               (iv) the execution and delivery by such party of the Agreement and the performance by such party of its obligations hereunder will not conflict with, constitute a default under or violate (A) any of the terms, conditions or provisions of the organizational documents of such party (if such party is not a natural person), (B) any of the terms, conditions or provisions of any material document, agreement or other instrument to which such party is a party or by which it is bound, or (C) any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on such party.

     (b)TAML represents and warrants as follows:

          (i) it has all requisite power and authority to execute and deliver the Agreement and to perform its obligations hereunder;

          (ii) the execution, delivery and performance of the Agreement by TAML has been duly authorized by all necessary action on the part of TAML;

          (iii) the Agreement has been duly and validly executed and delivered by TAML and (assuming the due authorization, execution and delivery thereof by the other parties hereto) constitutes the legal, valid and binding obligation of TAML, enforceable against TAML in accordance with its terms, subject to general principles of equity, statutory limitations and judicially-imposed public policy constraints; and

          (iv) the execution and delivery by TAML of the Agreement and the performance by TAML of its obligations hereunder will not conflict with, constitute a default under or violate (A) any of the terms, conditions or provisions of the organizational documents of TAML, (B) any of the terms, conditions or provisions of any material document, agreement or other instrument to which TAML is a party or by which it is bound, or (C) any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on TAML.

     Section 3. NO SHARE ACQUISITIONS. Unless otherwise specifically agreed in writing between one or more of the Harvard Parties, on the one hand, and TAML, on the other hand, each of the Harvard Parties agrees that from the date hereof and perpetually thereafter it will not (and will not advise, assist or encourage others to), directly or indirectly, acting individually or in concert with others, in any manner, acquire, offer or propose to acquire, solicit an offer to sell or agree to acquire, by purchase or otherwise, any direct or indirect beneficial interest in any securities of any FT Closed-End Fund (including, without limitation, any direct or indirect interest in any rights, warrants or options to acquire, or in any securities convertible into or exchangeable for, any securities of any FT Closed-End Fund) or any derivative instrument that provides the economic benefits or other indicia of ownership of any such securities; PROVIDED, HOWEVER, that it will not be considered a violation of this Section 3 if (i) the Harvard Party acquires an indirect interest in any securities of an FT Closed-End Fund (not as a result of an investment decision by the Harvard Party to acquire an interest in such securities) but does not as a result become a Beneficial Owner of such securities (and does not otherwise have investment discretion over such securities), or (ii) securities of an FT Closed-End Fund are acquired by an investment adviser or other person acting in a similar capacity for a Harvard Party and (A) the Harvard Party did not know of the planned acquisition in advance of its occurrence, (B) the Harvard Party becomes a Beneficial Owner of the securities as a result of such acquisition, and (C) the Harvard Party instructs the investment adviser or other person to promptly dispose of such securities when portfolio management personnel of such Harvard Party have actual knowledge that the acquisition has occurred; PROVIDED, FURTHER, that each of the Harvard Parties shall apprise any person or entity currently serving as an investment adviser, or in any similar capacity, to it, and each person becoming an investment adviser, or beginning to act in any similar capacity, to it during the period of four years from the date hereof, of the obligations and restrictions of such Harvard Party arising under this Section 3.

     Section 4. STANDSTILL.Each of the Harvard Parties agrees that for a period of four years from and after the date hereof, it will not (and will not advise, assist or encourage others to), directly or indirectly, acting individually or in concert with others, in any manner:

               (i) make, or in any way participate in, any shareholder proposal or nomination with respect to any FT Closed-End Fund or FRK, or seek to advise or influence in any manner whatsoever any person or entity with respect to any shareholder proposal or nomination with respect to any FT Closed-End Fund or FRK, in each case, including, but not limited to, any proposal relating to the election of directors, the adoption or termination of any investment advisory contract, any change in a fundamental policy, classification, or sub-classification, any change in structure, any change in organizational documents, or any matter that requires a stockholder vote, including, but not limited to, pursuant to Section 13 of the 1940 Act, including any precatory or advisory proposal with respect to any of the foregoing;

               (ii) make, or in any way participate in, any "solicitation" of "proxies" to vote (as such terms are used in the proxy rules of the SEC promulgated pursuant to Section 14 of the 1934 Act) any securities of any FT Closed-End Fund or FRK, or advise or seek to influence in any manner whatsoever any person or entity with respect to the voting of any securities of any FT Closed-End Fund or FRK;

               (iii) form, join or in any way participate in a "group" (within the meaning of Section 13(d)(3) of the 1934 Act) with respect to any voting securities of any FT Closed-End Fund or FRK;

               (iv) otherwise act to seek to propose to any FT Closed-End Fund or FRK or any of their respective management, board of directors, officers or stockholders, any merger, business combination, restructuring, recapitalization, charter amendment or any other change to any other organizational document, change in policy, change in classification or subclassification, change in investment manager, or other transaction or similar matter, or otherwise seek to control, change or influence the management, board of directors (or similar body) or the policies of any FT Closed-End Fund or FRK, including any precatory or advisory proposal with respect to any of the foregoing;

               (v) hold any securities of any FT Closed-End Fund or FRK with the purpose or effect of changing or influencing control of such issuer, or in connection with or as a participant in any transaction having that purpose or effect, including any transaction subject to Rule 13d-3(b) under the 1934 Act;

               (vi) make any request or proposal to amend, waive or terminate any provision of this Section 4;

               (vii)   provide  any  advice  or  enter  into  any   discussions,
negotiations, arrangements or understandings with any third party with respect to any of the foregoing; or

               (viii) announce an intention to take, or enter into any arrangement or understanding with others to take, any of the actions restricted or prohibited under clauses (i) through (vii) of this Section 4.

     Section 5. PRESS RELEASE; PUBLIC STATEMENT. The Harvard Parties and TAML agree that immediately following the execution of this Agreement, Harvard University, Harvard Management, and TAML shall issue a joint press release regarding the terms of this Agreement in the form attached as Schedule II hereto. Except for such press release, no party hereto (or their agents, representatives or designees) shall make any public statement (including any statement to the media) regarding this Agreement or any of the Other Settlement Agreements or the settlements contemplated hereby or thereby; PROVIDED, HOWEVER, that the foregoing shall not preclude (a) communications or disclosures required of a party hereto by law, regulatory bodies with appropriate jurisdiction, or stock exchange rules or regulations, or (b) the delivery by any party hereto of a copy of such press release, this Agreement or the Other Settlement Agreements to any person. The parties hereto acknowledge and agree that any communication or disclosure made pursuant to clause (a) of the immediately preceding sentence shall not disparage any other party hereto or this Agreement or any of the Other Settlement Agreements. Notwithstanding the foregoing, the obligations and limitations on each of the parties hereto arising under this Section 5 with respect to the Dragon Settlement Agreement shall be terminated if, only to the extent that and for so long as the corresponding obligations and limitations on the parties to the Dragon Settlement Agreement arising under Section 6 thereof (or any successor section thereto) are terminated pursuant to the terms of
Section 3(d)(ii) - (iv) of the Dragon Settlement Agreement (or any successor provisions thereto). TAML agrees that it will support (and will not take any action in derogation of) the proposals to open-end China World submitted or to be submitted by the Board of Directors of China World to the shareholders of China World at the 2003 Annual Meeting of Shareholders of China World.

     Section 6. TERMINATION OF LITIGATION; COVENANT NOT TO SUE.

          (a) Each of the Harvard Parties and TAML hereby agrees to dismiss the Current Litigation (the "DISMISSED CLAIMS") without prejudice. Within three business days after the execution of this Agreement, the parties hereto shall cause a Stipulation of Dismissal without Prejudice (or such other appropriate document), substantially in the form attached as Schedule III hereto, to be executed and filed with the court in the Current Litigation.

          (b) Subject to paragraph (d) of this Section 6, each of the Harvard Parties hereby covenants that, for a period of four years after the date hereof, it will not initiate or cause to be initiated (or encourage or aid in the initiation of) against TAML or its past, present or future directors or officers, directly or indirectly, any suit, action, or proceeding of any kind, or participate in any such action, individually, derivatively, or as a representative or member of a class, under any contract (express or implied), law, statute, or regulation, federal, state or local, pertaining in any manner whatsoever to the Dismissed Claims, or to any other claims that could have been asserted in the Current Litigation. This Covenant Not to Sue shall be a complete defense to any suit, action or proceeding brought in violation of this Covenant Not to Sue. Nothing herein limits the right of the Harvard Parties to bring an action to enforce this Agreement or based on an alleged material breach of this Agreement.

          (c) Subject to paragraph (d) of this Section 6, TAML hereby covenants that it will not initiate or cause to be initiated (or encourage or aid in the initiation of) against any of the Harvard Parties or their respective past, present or future directors or officers, directly or indirectly, any suit, action, or proceeding of any kind, under any contract (express or implied), law, statute, or regulation, federal, state or local, pertaining in any manner whatsoever to (i) the Dismissed Claims, or any other claims that could have been asserted in the Current Litigation, for a period of four (4) years after the date hereof, and (ii) the claims asserted pursuant to Section 16(b) of the 1934 Act included in the Dismissed Claims, beginning on the date which is four (4) years after the date hereof and in perpetuity thereafter. This Covenant Not to Sue shall be a complete defense to any suit, action or proceeding brought in violation of this Covenant Not to Sue. Nothing herein limits the right of TAML to bring an action to enforce this Agreement or based on an alleged material breach of this Agreement.

          (d) In the event of a material breach of this Agreement, the Covenants Not to Sue set forth in paragraphs (b) and (c) of this Section 6, as applicable, shall not be binding on the aggrieved party.

          (e) The parties hereto agree that the period of time between the voluntary dismissal of the Current Litigation (as contemplated by Section 6(a) hereof) and the commencement of a new action by an aggrieved party asserting similar claims (as contemplated by Section 6(d) hereof) will not be counted towards any defense based on statute of limitations, laches, or similar time-based defenses.

     Section 7. REMEDIES; CONSENT TO JURISDICTION.

          (a) Each party hereto hereby acknowledges and agrees that irreparable harm would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that aggrieved parties shall be entitled to equitable relief including, without limitation, an injunction or injunctions to prevent and enjoin breaches of the provisions of this Agreement and specific enforcement of the terms and provisions hereof, in addition to any other remedy to which they may be entitled at law or in equity, including monetary damages. Any requirements for the securing or posting of any bond with respect to any such remedy are hereby waived.

          (b) The parties hereto agree that any actions, suits or proceedings arising out of or relating to this Agreement, the transactions contemplated hereby (including the dismissal of the Current Litigation), or a new action by an aggrieved party (as contemplated by Section 6(d) hereof), shall be brought solely and exclusively in the United States District Court for the District of Maryland, Northern Division (or if such federal court lacks subject matter jurisdiction, in the courts of the State of Maryland located in Baltimore, Maryland). The parties agree not to commence any such action, suit or proceeding except in such courts and further agree that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 10 hereof shall be effective service of process for any such action, suit or proceeding brought against any party in any such court. The parties also irrevocably and unconditionally waive any objection to the laying of venue of any such action, suit or proceeding in the courts of the State of Maryland or the United States of America located in the State of Maryland, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in such court pursuant hereto has been brought in an inconvenient forum.

     Section 8. FEES, COSTS AND EXPENSES. Except as expressly provided herein, each party hereto shall pay its own fees, costs and expenses incident to this Agreement and the transactions contemplated herein. The Harvard Parties shall be responsible for their own legal fees and expenses with respect to the Current Litigation and their proxy contest relating to the 2003 Annual Meetings of Shareholders of China World and Dragon. TAML shall be responsible for its own legal fees and expenses and the legal fees and expenses incurred by China World, Dragon and their respective directors with respect to the respective Other Settlement Agreements and the Current Litigation. TAML shall also be responsible for the legal fees and expenses incurred by each of China World and Dragon through the date hereof with respect to their proxy contests relating to the 2003 Annual Meetings of Shareholders of China World and Dragon, respectively.

     Section  9.  ENTIRE   AGREEMENT;   AMENDMENTS;   SUCCESSORS;   THIRD  PARTY
BENEFICIARIES.

          (a) This Agreement and the Other Settlement Agreements contain the entire understanding of the parties with respect to the subject matter hereof and thereof. This Agreement and the Other Settlement Agreements supersede all previous negotiations, representations and discussions by the parties hereto and thereto concerning the subject matter hereof and thereof, and integrate the whole of all of their agreements and understanding concerning same. No prior oral representations or undertakings concerning the subject matter hereof or thereof shall operate to amend, supersede, or replace any of the terms or conditions set forth in this Agreement or the Other Settlement Agreements, nor shall they be relied upon.

          (b) This Agreement may be amended only by an agreement in writing executed by the party or parties against which it is sought to be enforced.

          (c) No party hereto may assign any of its respective rights or delegate any of its respective obligations under this Agreement without the prior written consent of the other parties hereto; PROVIDED, HOWEVER, that TAML may freely assign its rights and delegate its obligations to the transferee of all or substantially all of its assets, so long as such transferee agrees to be bound by all of the obligations of TAML hereunder (at which point such transferee shall be deemed to have all of the rights and obligations hereunder of TAML). This Agreement shall be binding upon, and shall inure to the benefit of, the parties' successors and permitted assigns.

          (d) Each FT Closed-End Fund and each entity controlling, controlled by or under common control with TAML, including, but not limited to, FRK, is intended to be a third party beneficiary of Sections 3, 4 and 7 of this Agreement and shall be entitled to enforce such provisions of this Agreement as though it were a party hereto. It is the intention of the parties hereto that Sections 3 and 4 of this Agreement will be enforced in respect of any FT Closed-End Fund as follows: (i) in the first instance, by that FT Closed-End Fund and/or TAML if TAML is a proper plaintiff in that action, (ii) in the second instance, by that FT Closed-End Fund or an Affiliate of TAML that is the investment advisor to that FT Closed-End Fund (if there is such an entity) if it is a proper plaintiff in that action, (iii) in the third instance, by that FT Closed-End Fund or the lowest level subsidiary of FRK that would be a proper plaintiff in that action (if there is such a subsidiary), and (iv) in the fourth instance, by that FT Closed-End Fund or FRK. China World is intended to be a third party beneficiary with respect to TAML's obligations under Sections 5 and 8 of this Agreement and shall be entitled to enforce such provisions of this Agreement as though it were a party hereto. Dragon is intended to be a third party beneficiary with respect to TAML's obligations under Section 8 of this Agreement and shall be entitled to enforce such provisions of this Agreement as though it were a party hereto.

          (e) Any material breach by any party other than the Harvard Parties under any of the Other Settlement Agreements shall be deemed a material breach by TAML under this Agreement.

          (f) TAML acknowledges and agrees that it is familiar with the provisions of the Other Settlement Agreements and that it will take no action contrary to, or inconsistent with the full implementation of such agreements.

     Section 10. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed given if delivered personally or mailed by certified or registered mail, postage prepaid, return receipt requested, or delivered to a nationally recognized next business day courier for delivery on the next business day, or by facsimile, with the required copy also sent as aforesaid and in any instance addressed as follows:

         if to any of the Harvard Parties:

                  c/o Harvard Management Company, Inc.
                  600 Atlantic Avenue
                  Boston, MA  02210-2203
                  Telecopy:  (617) 878-6523
                  Attention:  Michael S. Pradko

                  with a copy to:

                  Ropes & Gray
                  One International Place
                  Boston, MA  02110-2624
                  Telecopy:  (617) 951 7050

                  Attention:  Harvey J. Wolkoff/Timothy W. Diggins

         if to TAML:

                  One Franklin Parkway
                  San Mateo, CA  94403-1906
                  Telecopy:  (650) 312-2221
                  Attention:  General Counsel

                  with a copy to:

                  Zuckerman Spaeder LLP
                  100 East Pratt Street, Suite 2440
                  Baltimore, MD  21202
                  Telecopy:  (410) 332-0444
                  Attention:  Martin S. Himeles, Jr.

or such other address as shall be furnished in writing by any of the parties, and any such notice or communication shall be deemed to have been given as of the date so delivered personally, so mailed, so delivered to the courier service, or so transmitted by telecopy (except that a notice of change of address shall not be deemed to have been given until received by the addressee).

     Section 11. LAW GOVERNING. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Maryland, without regard to any conflict of laws provisions thereof.

     Section 12. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. For purposes of this Agreement, a signature page signed and transmitted by electronic mail in pdf form, facsimile machine or telecopier is to be treated as an original signature and document. The signature of any party thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document.

     Section 13. NO PRESUMPTION AGAINST DRAFTSPERSON. Each of the undersigned hereby acknowledges that the undersigned fully negotiated the terms of this Agreement, that each such party had an equal opportunity to influence the drafting of the language contained in this Agreement and that there shall be no presumption against any such party on the ground that such party was responsible for preparing this Agreement or any part hereof. All prior working drafts of this Agreement, and any notes and communications prepared in connection therewith, shall be disregarded for purposes of interpreting the meaning of any provision contained herein.

     Section 14. ENFORCEABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that the parties would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable. In addition, the parties agree to use their best efforts to agree upon and substitute a valid and enforceable term, provision, covenant or restriction for any such term, provision, covenant or restriction that is held invalid, void or unenforceable by a court of competent jurisdiction.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



     IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or caused the same to be executed by its duly authorized representative, as of the date first above written.

                                     PRESIDENT AND FELLOWS OF HARVARD COLLEGE



                                        By:/s/JACK R. MEYER
                                          -------------------------------------
                                          Name: Jack R. Meyer
                                          Title: Deputy Treasurer


                                        HARVARD MANAGEMENT COMPANY, INC.


                                        By: /s/JACK R. MEYER
                                           ------------------------------------
                                           Name: Jack R. Meyer
                                           Title: Authorized Signatory

                                        By: /s/MICHAEL S. PRADKO
                                           ------------------------------------
                                           Name: Michael S. Pradko
                                           Title: Authorized Signatory


                                           /s/STEVEN ALPERIN
                                           ------------------------------------
                                           Steven Alperin




                                     `  TEMPLETON ASSET MANAGEMENT LTD.


                                        By:/s/GREGORY E. JOHNSON
                                        ---------------------------------------
                                        Name: Gregory E. Johnson
                                        Title: Director






PAGE

                                   SCHEDULE I
                               FT CLOSED-END FUNDS

PAGE


                               FT CLOSED-END FUNDS

Franklin Floating Rate Trust (US)
Franklin Multi-IncomeTrust (US)
Franklin Mutual Recovery Fund (US)
Franklin Universal Trust (US)
Templeton Emerging Markets Fund (US)
Templeton Russia and East European Fund, Inc. (US)
Templeton Global Income Fund, Inc. (US)
Templeton Emerging Markets Income Fund, Inc. (US)
Templeton Asia Fund (Japan)
Templeton Tax-Exempt Government Bond Fund B-1 (Korea)
Templeton Tax-Exempt Government Bond Fund B-2 (Korea)
Templeton Separate Tax Government Bond B-1 (Korea)
Templeton Workers Equity A-1 (Korea)
Templeton Tax-Exempt Government Bond A-1 (Korea)
Templeton Separate Tax Government Bond A-2 (Korea)
Templeton Separate Tax Government Bond A-1 (Korea)
Templeton Separate Tax Government Bond B-2 (Korea)
Templeton Separate Tax Hybrid A-1 (Korea)
Templeton Separate Tax Government Bond A-3 (Korea)
Templeton Separate Tax Government Bond B-3 (Korea)
BOC Hong Kong Templeton Guaranteed Fund (Hong Kong)
Franklin Templeton China Safe Shinjong Separate Taxation Switching Hybrid Fund A-1 (Korea)
Franklin Templeton China Safe Shinjong Separate Taxation Switching Hybrid Fund A-A (Korea)
Templeton Growth Long-Term 1 (Korea)
Templeton Separate Tax Government Bond B-4 (Korea)
Templeton Best Sinjong Separate Taxation Govt Bond A-1 (Korea)
Franklin Templeton Separate Taxation Hybrid Bond 1 (Korea)
Franklin Templeton Private Placement Hybrid Fund 1 (Korea)
Franklin Private Offered Bond Fund 1 (Korea)
Franklin Templeton Tax Exempt High Yield High Risk Hybrid Fund 1 (Korea) Franklin Value Bond Fund 1 (Korea)
Santa Claua New High Yield Closed End 1 (Korea)
Franklin Templeton Private Placement Equity Fund (Korea)
Franklin Private Placed Bond Fund 2 (Korea)
Templeton Shinjong Separate Taxation Hybrid Fund 2 (Korea)
Templeton Private Placement Hybrid Fund 3 (Korea)
Franklin Templeton Private Placement Hybrid Fund 2 (Korea)
Templeton Private Placement Hybrid Fund 2 (Korea)
Templeton Balanced 50 Equity Hybrid Fund 2 (Korea)
Franklin Templeton Shinjong Separate Taxation Hybrid Series 2 (Korea) Franklin Floating Rate PLC - Class A (Dublin)
Franklin Floating Rate PLC - Class B (Dublin)
Franklin Floating Rate PLC - Class C (Dublin)
Franklin Floating Rate PLC - Class X (Dublin)
Franklin Floating Rate PLC - Class Z (Dublin)
Franklin India Taxshield 95 (India)
Franklin India Taxshield 96 (India)
Franklin India Taxshield 97 (India)
Franklin India Taxshield 98 (India)
Franklin India Taxshield 99 (India)
Templeton India Guaranteed Income Plan (India)
Templeton Emerging Markets Appreciation Fund (Canada)
Templeton Emerging Markets Investment Trust (UK)
Templeton Latin America Investment Trust (UK)

PAGE

                                   SCHEDULE II
                              FORM OF PRESS RELEASE

PAGE






                              FORM OF PRESS RELEASE

FOR IMMEDIATE RELEASE

Media Contacts: Lisa Gallegos, Franklin Templeton Investments,
                 Tel:(650) 312-3395
                Steven Alperin, Harvard Management, Tel:  (617) 523-4400
-------------------------------------------------------------------------------

              HARVARD UNIVERSITY, TEMPLETON CHINA WORLD FUND, INC.,
                         TEMPLETON DRAGON FUND, INC. AND
                         TEMPLETON ASSET MANAGEMENT LTD.
                                 SETTLE LAWSUIT

                          HARVARD UNIVERSITY WITHDRAWS
                 ITS TEMPLETON CHINA WORLD SHAREHOLDER PROPOSALS
                      AND SUPPORTS TEMPLETON CHINA WORLD'S
            OPEN-ENDING PROPOSAL WITH AN IN-KIND DISTRIBUTION FEATURE

                          HARVARD UNIVERSITY WITHDRAWS
                   ITS TEMPLETON DRAGON SHAREHOLDER PROPOSALS;
                 TEMPLETON DRAGON TO MAKE CASH TENDER OFFER FOR
       15% OF ITS OUTSTANDING SHARES AT 92.5% OF NET ASSET VALUE PER SHARE

                                TEMPLETON DRAGON
                 TO SEEK AUTHORITY TO MAKE IN-KIND TENDER OFFERS

Fort Lauderdale, Florida and Boston, Massachusetts, March [__], 2003 - TEMPLETON CHINA WORLD FUND, INC. (NYSE: TCH), a closed-end management investment company ("China World"), TEMPLETON DRAGON FUND, INC. (NYSE: TDF), a closed-end management investment company ("Dragon"), TEMPLETON ASSET MANAGEMENT LTD., the investment advisor to each of the funds ("Templeton"), and PRESIDENT AND FELLOWS OF HARVARD COLLEGE ("Harvard University") announced today that they had reached agreements that will result in, among other things, the dismissal of their litigation claims against each other and the withdrawal of Harvard University's shareholder proposals for the funds' upcoming annual meetings. Also, Harvard will now support the Board's proposal to open-end China World with an in-kind distribution feature, and Dragon will make a tender offer to be commenced on or prior to April 30, 2003, and may, pursuant to its settlement with Harvard, make additional tender offers in the future.

DISMISSAL OF LAWSUIT

The three settlement agreements announced today (between China World and Harvard, Dragon and Harvard, and Templeton and Harvard, respectively) will result in the dismissal without prejudice of the lawsuit originally brought in January 2003 by China World, Dragon and Templeton in the United States District Court for the District of Maryland, Northern Division, against Harvard University, Harvard Management Company, Inc., which is an investment advisor to Harvard University, and Steven Alperin, an officer of Harvard Management (collectively, "Harvard"), as well as the dismissal without prejudice of the counterclaims brought by Harvard against the funds, their respective directors and Templeton. The parties have also entered into covenants not to sue each other with respect to the claims that were made or could have been made in the litigation absent a breach of the settlement agreements.

END OF PROXY CONTEST

As part of the settlements, Harvard has agreed to withdraw all of its shareholder proposals for the respective upcoming 2003 Annual Meetings of Shareholders of China World and Dragon. Harvard also will not solicit proxies from shareholders for the China World 2003 Annual Meeting and will not vote any proxies previously received.

CONVERSION OF CHINA WORLD TO AN OPEN-END FUND

Harvard announced that it intends to support the Board of Directors' proposal at the 2003 Annual Meeting calling for the open-ending of China World, with an in-kind distribution feature described below.

If shareholders approve the open-ending proposal, the in-kind distribution feature will provide the fund the option of meeting large redemption requests through a pro rata, in-kind distribution of its portfolio investments by making an election pursuant to Rule 18f-1 under the Investment Company Act of 1940 and adopting related procedures. This will allow the fund to minimize the potential adverse impact of large redemption requests on the fund's net asset value per share. Small redemption requests (generally in amounts less than $250,000 in any ninety-day period) will be paid in cash by the fund.

Harvard also announced that, if and when China World open-ends, Harvard will redeem all of its shares of the fund within 30 days after conversion, and that under the settlement it will take its redemption proceeds through a pro rata, in-kind distribution of portfolio investments. As a result, the fund will avoid having to sell significant portfolio assets to raise cash to meet Harvard's redemption request - thus limiting the potential adverse effect on the fund's net asset value per share.

China World announced that if conversion to an open-end fund is approved by shareholders, the open-end fund would assess a redemption fee, not in excess of two percent, on all redemptions or exchanges of shares made within six months following the effective date of the conversion except on any redemptions of shares purchased after the conversion.

Representatives of Harvard and China World also have agreed to discuss, prior to conversion, steps China World might take to minimize any adverse effect on the net asset value per share of the fund resulting from a need to sell portfolio securities of the fund to raise cash to satisfy redemption requests.

DRAGON TENDER OFFERS

Dragon announced that as part of its settlement with Harvard, it has agreed to take the following actions:

o APRIL 2003 CASH TENDER OFFER - The Board of Directors of Dragon approved the making of a cash tender offer to be commenced on or prior to April 30, 2003, for 15% of the fund's outstanding shares at 92.5% of net asset value per share as of the date the offer expires. Previously, the Board of Directors had approved an April 2003 cash tender offer for not less than 10% of the fund's outstanding shares at not less than 90% of net asset value per share.

o IN-KIND TENDER OFFERS - Dragon also will apply to the Securities and Exchange Commission ("SEC") for an exemption allowing the fund to make occasional, non-periodic tender offers, each for up to 20% of Dragon's outstanding shares at a price equal to 95% of net asset value per share as of the date the offer expires, to be paid entirely in kind through a pro rata distribution of marketable portfolio securities. The fund will not apply, however, for interval fund status. Subject to certain conditions, the settlement requires the fund to commence such an in-kind tender offer for 20% of the fund's shares within three months after obtaining the SEC exemption. Dragon may also be required under the settlement to conduct, on substantially identical terms, up to two additional in-kind tender offers under certain circumstances. There is no assurance that the SEC will grant the exemption, nor is it possible to predict the date when an exemption might be granted.

o ADDITIONAL CASH TENDER OFFERS - If the SEC does not grant the exemption for in-kind tender offers by May 26, 2004, the settlement provides that Dragon may, but is not obligated to, conduct an additional cash tender offer, and possibly later follow-on cash tender offers, each for 15% of the fund's outstanding shares at a price of 92.5% of net asset value per share as of the date the offer expires. Under certain circumstances, if Dragon does not conduct these tender offers, Harvard will be relieved of its obligation to refrain from making shareholder proposals and taking other actions with respect to the fund, as described below.

Harvard announced that it intends to tender all of the shares it then owns into each tender offer described above that is commenced.

The Dragon settlement agreement provides that Dragon will not be obligated to commence in-kind tender offers or additional cash tender offers under certain circumstances or conditions. These relate to, among other things, the number of shares tendered by shareholders into preceding tender offers as well as the beneficial ownership percentages of the fund's shareholders.

STANDSTILL

As part of the three settlements, Harvard agreed not to submit any proposals for consideration by shareholders of China World or Dragon, or any other closed-end fund or similar investment vehicle managed by Templeton or its affiliates, or for consideration by shareholders of Franklin Resources, Inc. (NYSE: BEN), the parent company of Templeton, nor to encourage others to do so, for a period of four years. Harvard also has agreed not at any time to acquire additional shares of China World, Dragon or any other closed-end fund or similar investment vehicle managed by Templeton or its affiliates.

                                    * * * * *

THE SUMMARIES OF THE SETTLEMENTS REACHED BY HARVARD AND CHINA WORLD, HARVARD AND DRAGON, AND HARVARD AND TEMPLETON INCLUDED IN THIS PRESS RELEASE ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE THREE SEPARATE SETTLEMENT AGREEMENTS. COPIES OF THE SETTLEMENT AGREEMENTS WILL BE FILED BY CHINA WORLD AND DRAGON WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION AND WILL BE AVAILABLE FOR FREE AT THE SEC'S WEBSITE, WWW.SEC.GOV. THE PARTIES HAVE AGREED NOT TO MAKE PUBLIC STATEMENTS (INCLUDING TO THE MEDIA) REGARDING THE SETTLEMENTS.

                                    * * * * *

In connection with their 2003 annual meetings of shareholders, China World and Dragon intend to file relevant materials with the U.S. Securities and Exchange Commission ("SEC"), including their respective proxy statements. Because those documents contain important information, shareholders of China World and Dragon are urged to read them when they become available. When filed with the SEC, they will be available for free at the SEC's website, www.sec.gov. Shareholders also can obtain copies of these documents, when available, for free by calling China World or Dragon at 1-800-342-5236.

China World, its directors and executive officers and certain other persons may be deemed to be participants in China World's solicitation of proxies from its shareholders in connection with its 2003 annual meeting of shareholders. Dragon, its directors and executive officers and certain other persons may be deemed to be participants in Dragon's solicitation of proxies from its shareholders in connection with its 2003 annual meeting of shareholders. Information about their respective directors is set forth in the proxy statement for China World's 2002 annual meeting of shareholders and for Dragon's 2002 annual meeting of shareholders, respectively. Participants in China World's and Dragon's respective solicitations may also be deemed to include the following executive officers or other persons whose interests in China World or Dragon may not be described in their respective proxy statements for China World's and Dragon's 2002 annual meetings: Mark Mobius (President and C.E.O. - Investment Management); Jimmy D. Gambill (Senior Vice President and C.E.O. - Finance and Administration); Charles B. Johnson (Vice President); Rupert H. Johnson, Jr. (Vice President); Harmon E. Burns (Vice President); Martin L. Flanagan (Vice President); Jeffrey A. Everett (Vice President); Gregory E. Johnson (President, Franklin Resources, Inc.); John R. Kay (Vice President); Murray L. Simpson (Vice President and Asst. Secretary); David P. Goss (Vice President and Asst. Secretary); Barbara J. Green (Vice President and Secretary); Michael O. Magdol (Vice President - AML Compliance); Bruce S. Rosenberg (Treasurer and Chief Financial Officer); and Holly Gibson Brady (Director of Corporate Communications
- Franklin Resources, Inc.).

As of the date of this communication, none of the foregoing participants individually, or as a group, beneficially owns in excess of 1% of China World's common stock or 1% of Dragon's common stock. Except as disclosed above, to the knowledge of China World and Dragon, none of their respective directors or executive officers has any interest, direct or indirect, by security holdings or otherwise, in China World or Dragon.

Shareholders of China World or Dragon may obtain additional information regarding the interests of the participants by reading the proxy statements of China World and Dragon when they become available.

                                  ------------

Dragon has not commenced any tender offer referred to in this communication. Upon commencement of any such offer, Dragon will file with the SEC a Schedule TO and related exhibits, including the offer to purchase, letter of transmittal and other related documents. Dragon shareholders are strongly encouraged to read these documents when they become available because they will contain important information about any offer. When filed with the SEC, the Schedule TO and related exhibits will be available without charge at the SEC's website at www.sec.gov. Any offer to purchase and related letter of transmittal, when available, will be delivered without charge to all of Dragon's shareholders. Dragon shareholders may also obtain copies of these documents without charge by calling Dragon at 1-800-342-5236.

This communication is not an offer to purchase or the solicitation of an offer to sell shares of Dragon. Any tender offer will be made only by an offer to purchase and the related letter of transmittal. Neither the offer to purchase shares will be made to, nor will tenders pursuant to the offer to purchase be accepted from or on behalf of, holders of shares in any jurisdiction in which making or accepting the offer to purchase would violate that jurisdiction's laws.

                                      # # #

PAGE

                                  SCHEDULE III
               FORM OF STIPULATION OF DISMISSAL WITHOUT PREJUDICE
PAGE





               FORM OF STIPULATION OF DISMISSAL WITHOUT PREJUDICE

                       IN THE UNITED STATES DISTRICT COURT
                          FOR THE DISTRICT OF MARYLAND
                               (Northern Division)

-------------------------------------
                                    )
TEMPLETON CHINA WORLD FUND, INC.,   )
TEMPLETON DRAGON FUND, INC. and     )
TEMPLETON ASSET MANAGEMENT LTD.,    )
                                    )
          Plaintiffs,               )
                                    )
                                    )  Civil Action No. JFM 03-CV-275
 v.
                                    )
PRESIDENT AND FELLOWS OF HARVARD    )
COLLEGE, HARVARD MANAGEMENT         )
COMPANY, INC. and STEVEN ALPERIN,   )
                                    )
                                    )
          Defendants.               )
----------------------------------- )


                            STIPULATION OF DISMISSAL

     It is hereby stipulated and agreed, pursuant to Fed. R. Civ. P. 41(a)(1), by and between Plaintiffs Templeton China World Fund, Inc., Templeton Dragon Fund, Inc. and Templeton Asset Management Ltd., and Defendants President and Fellows of Harvard College, Harvard Management Company, Inc. and Steven Alperin, through their undersigned counsel, that this action, including all claims, counterclaims and third-party claims, is dismissed, without prejudice and with each party to bear its own costs.






Dated:  _________________           __________________________________
                                    Benjamin Rosenberg,
                                    Federal Bar No. 00263
                                    Douglas J. Furlong,
                                    Federal Bar No. 04588
                                    Craig L. McCullough
                                    Bar No. 015005
                                    ROSENBERG PROUTT FUNK
                                     & GREENBERG, LLP 25
                                    South Charles Street, Suite
                                    2115 Baltimore, MD
                                    21201-3305 (410) 727-6600
                                    (410) 727-1115 (fax)

                                           -and-

                                    __________________________________
                                    Joseph S. Allerhand
                                    Richard L. Levine
                                    Haron W. Murage
                                    Jonathan Margolis
                                    WEIL, GOTSHAL & MANGES LLP
                                    767 Fifth Avenue
                                    New York, NY 10153
                                    (212) 310-8000
                                    (212) 833-3928 (fax)

                                   Attorneys for Plaintiffs Templeton China
                                   World Fund, Inc. and Templeton Dragon Fund,
                                   Inc.

                                    __________________________________
                                    Martin S. Himeles Jr.
                                    Federal Bar No. 3430
                                    ZUCKERMAN SPAEDER LLP
                                    100 East Pratt Street, Suite 2440
                                    Baltimore, Maryland 21202
                                    (410) 332-0444

                                    Attorneys for Plaintiff Templeton Asset
                                    Management Ltd.

                                    __________________________________
                                    David Clarke, Jr.
                                    PIPER RUDNICK LLP
                                    1200 Nineteenth Street, N.W.
                                    Washington, DC 20036
                                    (202) 861-3900
                                    (202) 223-2085 (fax)

                                          -and-

                                    Harvey J. Wolkoff
                                    Lisa M. Ropple
                                    Robert G. Jones
                                    ROPES & GRAY
                                    One International Place
                                    Boston, MA 02110
                                    (617) 951-7000
                                    (617) 951-7050 (fax)

                                    Attorneys for Defendants President And
                                    Fellows Of Harvard College, Harvard
                                    Management Company, Inc. and Steven Alperin

                                                                         DRAGON





                              SETTLEMENT AGREEMENT

     Settlement Agreement, dated as of March 20, 2003 (the "AGREEMENT"), by and among President and Fellows of Harvard College ("HARVARD UNIVERSITY"), Harvard Management Company, Inc. ("HARVARD MANAGEMENT"), Steven Alperin ("ALPERIN" and, collectively with Harvard University and Harvard Management, the "HARVARD Parties"), and Templeton Dragon Fund, Inc. ("DRAGON").

                                R E C I T A L S:

     WHEREAS, Dragon is a closed-end management investment company registered under the 1940 Act (as defined below);

     WHEREAS, Harvard University is the Beneficial Owner (as defined below) of approximately 14.0% of the outstanding shares of common stock of Dragon;

     WHEREAS, Harvard Management is wholly controlled by Harvard University and is the investment advisor to Harvard University's endowment, and Alperin is a vice-president of Harvard Management and manages that portion of Harvard University's endowment that is invested in Dragon; and

     WHEREAS, the parties wish to set forth their understanding and agreement with respect to the settlement of the Current Litigation (as defined below) and related matters.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     Section 1. CERTAIN DEFINED TERMS. For purposes of this Agreement:


          "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

          "1940 Act" shall mean the Investment Company Act of 1940, as amended.

          "Affiliate" and "Associate" shall have the respective meanings set forth in Rule 12b-2 promulgated by the SEC (as defined below) under the 1934 Act.

          "Beneficial Owner" and "Beneficially Own" shall have the meanings as set forth in Rule 13d-3 promulgated by the SEC (as defined below) under the 1934 Act.

          "Current Litigation" shall mean the matter pending in the United States District Court for the District of Maryland, Northern Division (Case No. JFM 03-CV-275), captioned "Templeton China World Fund, Inc., Templeton Dragon Fund, Inc., and Templeton Asset Management Ltd., plaintiffs, v. President and Fellows of Harvard College, Harvard Management Company, Inc., and Steven Alperin, defendants", including the claims, counterclaims and affirmative defenses that have been asserted therein.

          "Other Settlement Agreements" shall mean, collectively, (i) that certain settlement agreement dated the date hereof between the Harvard Parties and Templeton China World Fund, Inc. and (ii) that certain settlement agreement dated the date hereof between the Harvard Parties and TAML, in each case as the same may be amended and in effect from time to time.

          "SEC" shall mean the United States Securities and Exchange Commission.

          "TAML" shall mean Templeton Asset Management Ltd.

     Section 2. AUTHORITY AND ENFORCEABILITY.

          (a) Each of the Harvard Parties represents and warrants as follows:

               (i) such party has all requisite power and authority to execute and deliver the Agreement and to perform its obligations hereunder;

               (ii) the execution, delivery and performance of the Agreement by such party has been duly authorized by all necessary action on the part of such party;

               (iii) the Agreement has been duly and validly executed and delivered by such party and (assuming the due authorization, execution and delivery thereof by the other parties hereto) constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, subject to general principles of equity, statutory limitations and judicially-imposed public policy constraints; and

               (iv) the execution and delivery by such party of the Agreement and the performance by such party of its obligations hereunder will not conflict with, constitute a default under or violate (A) any of the terms, conditions or provisions of the organizational documents of such party (if such party is not a natural person), (B) any of the terms, conditions or provisions of any material document, agreement or other instrument to which such party is a party or by which it is bound, or (C) any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on such party.

          (b) Dragon represents and warrants as follows:

               (i) it has all requisite power and authority to execute and deliver the Agreement and to perform its obligations hereunder;

               (ii) the execution, delivery and performance of the Agreement by Dragon has been duly authorized by all necessary action on the part of Dragon;

               (iii) the Agreement has been duly and validly executed and delivered by Dragon and (assuming the due authorization, execution and delivery thereof by the other parties hereto) constitutes the legal, valid and binding obligation of Dragon, enforceable against Dragon in accordance with its terms, subject to general principles of equity, statutory limitations and judicially-imposed public policy constraints; and

               (iv) the execution and delivery by Dragon of the Agreement and the performance by Dragon of its obligations hereunder will not conflict with, constitute a default under or violate (A) any of the terms, conditions or provisions of the organizational documents of Dragon, (B) any of the terms, conditions or provisions of any material document, agreement or other instrument to which Dragon is a party or by which it is bound, or (C) any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on Dragon.

     Section 3. DRAGON.

          (a) (i) Each of the Harvard Parties hereby withdraws any and all demands, requests or notices that it has made to Dragon, including, but not limited to, those set forth in the letter from Harvard University (and signed on its behalf by Harvard Management), dated January 28, 2003, and all shareholder proposals for the 2003 Annual Meeting of Shareholders of Dragon (the "2003 DRAGON MEETING") and promptly shall take any and all actions reasonably requested by Dragon or its representatives, or which the Harvard Parties reasonably consider otherwise to be necessary, to effectuate such withdrawal.

               (ii) Dragon agrees that no matter other than the re-election of directors shall be presented to shareholders by the Board of Directors of Dragon at the 2003 Dragon Meeting, except other matters required to be presented to shareholders under applicable law. Dragon hereby represents and warrants that, as of the date hereof, it has no reason to believe that any other matter will be presented to shareholders at the 2003 Dragon Meeting or that applicable law will require the presentation of any such matter to shareholders at the 2003 Dragon Meeting. Each of the Harvard Parties hereby represents and warrants to Dragon that, as of the date hereof, such Harvard Party intends to vote all of the shares of common stock of Dragon Beneficially Owned by it in favor of the re-election of the directors nominated by the Board of Directors of Dragon at the 2003 Dragon Meeting and that it is not aware, and has no reasonable suspicion, of any fact, matter or thing that would require, cause or influence it to vote in any contrary manner, including abstaining or refraining from voting such shares. In the event that each of the Harvard Parties does not vote all of the shares of common stock of Dragon Beneficially Owned by it in favor of the re-election of directors nominated by the Board of Directors of Dragon at the 2003 Dragon Meeting (and without limiting any right or remedy to which Dragon may be entitled at law or in equity arising out of any breach of the representation and warranty contained in the immediately preceding sentence), Dragon, but not the Harvard Parties, shall automatically (and without further action by any party hereto) be released from any and all further obligations under this Agreement (including, for the avoidance of doubt, those contained in Section 7 hereof).

          (b) Dragon shall commence, on or prior to April 30, 2003, a tender offer (the "INITIAL TENDER OFFER") to purchase fifteen percent (15%) of Dragon's outstanding shares of common stock, for cash, at a price equal to ninety-two and one-half percent (92.5%) of the net asset value per share as of the date such offer expires.

          (c) (i) On or before March 26, 2003, Dragon shall file an application with the SEC for an exemptive order (the "EXEMPTIVE ORDER") under the 1940 Act which will permit Dragon to conduct the tender offers contemplated by this
Section 3(c). The application shall request an Exemptive Order granting exemptions to the extent necessary from, without limitation, Sections 5(a)(2), 17(a)(1), 17(a)(2) and 23(c)(2) of the 1940 Act and Rule 13e-4 promulgated pursuant to Section 13(e) of the 1934 Act. Specifically, such application will request exemptive relief to permit Dragon to conduct occasional, non-periodic, in-kind tender offers (including satisfaction of tenders by distribution of portfolio securities to persons who are "affiliated" with Dragon, as defined by
Section 2(a)(3)(A) of the 1940 Act) in each case for up to twenty percent (20%) of the total number of Dragon's then outstanding shares of common stock at a price equal to ninety-five percent (95%) of the net asset value per share as of the date such offer expires. Such application will further state that any pro rata in-kind distribution in satisfaction of a tender will not include (A) securities that, if distributed, would be required to be registered under the Securities Act of 1933, as amended, (B) securities issued by entities in countries that restrict or prohibit the holdings of securities by non-residents other than through qualified investment vehicles, or whose distribution as contemplated herein is otherwise contrary to applicable local laws, rules or regulations, and (C) certain portfolio assets, such as derivative instruments or repurchase agreements, that involve the assumption of contractual obligations, require special trading facilities, or can only be traded with the counterparty to the transaction. Dragon shall promptly (and, in any event, within 45 days) respond to any comments received from the SEC with a view to causing the Exemptive Order to be granted as soon as practicable; PROVIDED, HOWEVER, that under no circumstances shall Dragon be required by this Agreement to amend such application to request exemptive relief from Rule 23c-3 under the 1940 Act, if the effect of the request or grant of such relief is to determine that Dragon is, or to cause Dragon to be, an interval fund. Dragon shall make reasonable efforts designed to cause the Exemptive Order to be granted as soon as possible (regardless of whether necessary shareholder approvals have been obtained), and, if the Exemptive Order is not granted on or before March 26, 2004, shall make reasonable efforts designed to cause the Exemptive Order to be granted as soon as possible thereafter (even after such time as Dragon has conducted, or determined to conduct, one or more tender offers pursuant to Section 3(d) hereof); PROVIDED, HOWEVER, that Dragon shall not be required to attempt to cause the Exemptive Order to be granted at any time at which the Exemptive Order Condition (as defined in Section 3(e) hereof) would have been satisfied if the Exemptive Order had been issued at such time. Dragon shall agree to any terms and/or conditions reasonably requested by the SEC in respect of the Exemptive Order, but shall not be required to agree to any terms and/or conditions that would cause the Exemptive Order to be issued on terms or conditions not substantially similar to the relief sought as described in this Section 3(c)(i).

               (ii) If the SEC issues the Exemptive Order on or before March 26, 2004, then, subject to the terms and conditions of the Exemptive Order, Dragon shall, as soon as reasonably practicable after the issuance of the Exemptive Order (but not later than three (3) months after the date of such issuance), commence a tender offer (the "FIRST EXEMPTIVE ORDER TENDER OFFER") for twenty percent (20%) of Dragon's outstanding shares of common stock at a price equal to ninety-five percent (95%) of the net asset value per share as of the date such offer expires, with payment for any shares purchased to be made in kind through a pro rata distribution of Dragon's portfolio securities with readily available market quotations held by Dragon at such date.

               (iii) Notwithstanding Section 3(c)(ii) hereof, Dragon shall not be required to conduct the First Exemptive Order Tender Offer if the total number of shares of Dragon's outstanding common stock tendered into the Initial Tender Offer is less than or equal to twenty percent (20%) of the total number of shares of Dragon stock outstanding at the time that the Initial Tender Offer was commenced.

               (iv) Dragon shall, within one (1) year after the completion of the First Exemptive Order Tender Offer, commence another tender offer (the "SECOND EXEMPTIVE ORDER TENDER OFFER") on terms which are substantially identical in all material respects to those on which the First Exemptive Order Tender Offer was conducted; PROVIDED, HOWEVER, that Dragon shall not be required to commence such Second Exemptive Order Tender Offer if:

     (A) (I) the total number of shares of Dragon's outstanding common stock tendered into the Initial Tender Offer exceeds twenty percent (20%), but is less than or equal to twenty-six percent (26%), of the total number of shares of Dragon common stock outstanding at the time that the Initial Tender Offer was commenced, and (II) the total number of shares of Dragon's outstanding common stock tendered into the First Exemptive Order Tender Offer is less than or equal to forty-five percent (45%) of the total number of shares of Dragon common stock outstanding at the time that the First Exemptive Order Tender Offer was commenced;

     (B) (I) the total number of shares of Dragon's outstanding common stock tendered into the Initial Tender Offer exceeds twenty-six percent (26%), but is less than or equal to thirty percent (30%), of the total number of shares of Dragon common stock outstanding at the time that the Initial Tender Offer was commenced, and (II) the total number of shares of Dragon's outstanding common stock tendered into the First Exemptive Order Tender Offer is less than or equal to forty percent (40%) of the total number of shares of Dragon common stock outstanding at the time that the First Exemptive Order Tender Offer was commenced;

     (C) (I) the total number of shares of Dragon's outstanding common stock tendered into the Initial Tender Offer exceeds thirty percent (30%), but is less than or equal to thirty-five percent (35%), of the total number of shares of Dragon common stock outstanding at the time that the Initial Tender Offer was commenced, and (II) the total number of shares of Dragon's outstanding common stock tendered into the First Exemptive Order Tender Offer is less than or equal to thirty-five percent (35%) of the total number of shares of Dragon common stock outstanding at the time that the First Exemptive Order Tender Offer was commenced;

     (D) (I) the total number of shares of Dragon's outstanding common stock tendered into the Initial Tender Offer exceeds thirty-five percent (35%), but is less than or equal to sixty percent (60%), of the total number of shares of Dragon common stock outstanding at the time that the Initial Tender Offer was commenced, and (II) the total number of shares of Dragon's outstanding common stock tendered into the First Exemptive Order Tender Offer is less than or equal to thirty percent (30%) of the total number of shares of Dragon common stock outstanding at the time that the First Exemptive Order Tender Offer was commenced; or

     (E) (I) the total number of shares of Dragon's outstanding common stock tendered into the Initial Tender Offer exceeds sixty percent (60%), and (II) the total number of shares of Dragon's outstanding common stock tendered into the First Exemptive Order Tender Offer is less than or equal to twenty-five percent (25%) of the total number of shares of Dragon common stock outstanding at the time that the First Exemptive Order Tender Offer was commenced.

               (v) Dragon shall, within one (1) year after the completion of the Second Exemptive Order Tender Offer, commence another tender offer (the "THIRD EXEMPTIVE ORDER TENDER OFFER") on terms which are substantially identical in all material respects to those on which the First Exemptive Order Tender Offer and the Second Exemptive Tender Offer were conducted; PROVIDED, HOWEVER, that Dragon shall not be required to commence such Third Exemptive Order Tender Offer if:

     (A) (I) the total number of shares of Dragon's outstanding common stock tendered into the Initial Tender Offer exceeds twenty percent (20%), but is less than or equal to twenty-six percent (26%), of the total number of shares of Dragon common stock outstanding at the time that the Initial Tender Offer was commenced, (II) the total number of shares of Dragon's outstanding common stock tendered into the First Exemptive Order Tender Offer is less than or equal to fifty percent (50%) of the total number of shares of Dragon common stock outstanding at the time that the First Exemptive Order Tender Offer was commenced, and (III) the total number of shares of Dragon's outstanding common stock tendered into the Second Exemptive Order Tender Offer is less than or equal to seventy percent (70%) of the total number of shares of Dragon common stock outstanding at the time that the Second Exemptive Order Tender Offer was commenced;

     (B) (I) the total number of shares of Dragon's outstanding common stock tendered into the Initial Tender Offer exceeds twenty-six percent (26%), but is less than or equal to thirty percent (30%), of the total number of shares of Dragon common stock outstanding at the time that the Initial Tender Offer was commenced, (II) the total number of shares of Dragon's outstanding common stock tendered into the First Exemptive Order Tender Offer is less than or equal to fifty percent (50%) of the total number of shares of Dragon common stock outstanding at the time that the First Exemptive Order Tender Offer was commenced, and (III) the total number of shares of Dragon's outstanding common stock tendered into the Second Exemptive Order Tender Offer is less than or equal to sixty percent (60%) of the total number of shares of Dragon common stock outstanding at the time that the Second Exemptive Order Tender Offer was commenced;

     (C) (I) the total number of shares of Dragon's outstanding common stock tendered into the Initial Tender Offer exceeds thirty percent (30%), but is less than or equal to thirty-five percent (35%), of the total number of shares of Dragon common stock outstanding at the time that the Initial Tender Offer was commenced, (II) the total number of shares of Dragon's outstanding common stock tendered into the First Exemptive Order Tender Offer is less than or equal to fifty percent (50%) of the total number of shares of Dragon common stock outstanding at the time that the First Exemptive Order Tender Offer was commenced, and (III) the total number of shares of Dragon's outstanding common stock tendered into the Second Exemptive Order Tender Offer is less than or equal to fifty percent (50%) of the total number of shares of Dragon common stock outstanding at the time that the Second Exemptive Order Tender Offer was commenced;

     (D) (I) the total number of shares of Dragon's outstanding common stock tendered into the Initial Tender Offer exceeds thirty-five percent (35%), but is less than or equal to sixty percent (60%), of the total number of shares of Dragon common stock outstanding at the time that the Initial Tender Offer was commenced, (II) the total number of shares of Dragon's outstanding common stock tendered into the First Exemptive Order Tender Offer is less than or equal to fifty percent (50%) of the total number of shares of Dragon common stock outstanding at the time that the First Exemptive Order Tender Offer was commenced, and (III) the total number of shares of Dragon's outstanding common stock tendered into the Second Exemptive Order Tender Offer is less than or equal to thirty-five percent (35%) of the total number of shares of Dragon common stock outstanding at the time that the Second Exemptive Order Tender Offer was commenced; or

     (E) (I) the total number of shares of Dragon's outstanding common stock tendered into the Initial Tender Offer exceeds sixty percent (60%) of the total number of shares of Dragon common stock outstanding at the time that the Initial Tender Offer was commenced, (II) the total number of shares of Dragon's outstanding common stock tendered into the First Exemptive Order Tender Offer is less than or equal to fifty percent (50%) of the total number of shares of Dragon common stock outstanding at the time that the First Exemptive Order Tender Offer was commenced, and (III) the total number of shares of Dragon's outstanding common stock tendered into the Second Exemptive Order Tender Offer is less than or equal to thirty percent (30%) of the total number of shares of Dragon common stock outstanding at the time that the Second Exemptive Order Tender Offer was commenced.

          (d) (i) If the Exemptive Order is not issued by the SEC on or before March 26, 2004 (or is issued on such terms, and/or subject to such conditions, that are not substantially similar to the relief sought as described in Section 3(c)(i) hereof), then Dragon and each of the Harvard Parties agree to meet and consult with one another during the period commencing on March 27, 2004 and expiring on May 26, 2004 (the "CONSULTATION Period") in an effort to explore mutually agreeable means by which the Harvard Parties may dispose of any remaining shares of Dragon common stock held by them. Without limitation, during the Consultation Period, Dragon and the Harvard Parties shall discuss (but shall be under no obligation to agree upon) the possibility of the Harvard Parties selling any remaining shares of Dragon common stock held by them into the open market and/or Dragon identifying a buyer for such shares.

               (ii) If (A) Dragon and each of the Harvard Parties have not reached an agreement with respect to the matters referred to in Section 3(d)(i) hereof by May 26, 2004, and (B) the Exemptive Order has not been issued by that date (or has been issued on such terms, and/or subject to such conditions, that are not substantially similar to the relief sought as described in Section
3(c)(i) hereof), then, on or before June 16, 2004, Dragon may, at its sole discretion, determine to conduct another tender offer (the "FIRST DISCRETIONARY TENDER OFFER") to be commenced by September 30, 2004, to purchase fifteen percent (15%) of Dragon's outstanding shares of common stock, for cash, at a price equal to ninety-two and one-half percent (92.5%) of Dragon's net asset value per share as of the date such offer expires; PROVIDED, HOWEVER, that if
(1) Dragon does not publicly announce its determination on or before June 16, 2004 to conduct the First Discretionary Tender Offer and (2) either (a) at that time the Harvard Parties Beneficially Own in excess of two and one-half percent (2.5%) of the total number of the then outstanding shares of Dragon common stock or (b) the total number of shares of Dragon's outstanding common stock tendered into the Initial Tender Offer was in excess of twenty percent (20%) of the total number of shares of Dragon stock outstanding at the time that the Initial Tender Offer was commenced, then (X) notwithstanding Section 4 hereof, the Harvard Parties shall be permitted to acquire shares of Dragon common stock to the extent that their collective Beneficial Ownership of shares of Dragon common stock remains less than ten percent (10%) of the total number of outstanding shares of Dragon common stock, (Y) the obligations of and limitations on the Harvard Parties arising under Section 5 hereof shall be terminated and (Z) the obligations and limitations on each of the parties hereto arising under Section 6 hereof with respect to Dragon shall be terminated.

               (iii) If Dragon does conduct the First Discretionary Tender Offer, then on or before June 16, 2005, Dragon may, at its sole discretion, determine to conduct another tender offer (such tender offer, and any tender offer conducted pursuant to Section 3(d)(iv) hereof, a "SUBSEQUENT DISCRETIONARY TENDER OFFER") to be commenced by September 30, 2005 (or, in the case of any Subsequent Tender Offer conducted pursuant to Section 3(d)(iv) hereof, to be commenced by September 30 of the then current year) on terms which are substantially identical in all material respects to those on which the First Discretionary Tender Offer was conducted; PROVIDED, HOWEVER, that if (1) Dragon does not publicly announce its determination on or before June 16, 2005 (or, in the case of any Subsequent Tender Offer conducted pursuant to Section 3(d)(iv) hereof, on or before June 16 of the then current year) to conduct a Subsequent Discretionary Tender Offer and (2) at that time the Harvard Parties Beneficially Own in excess of two and one-half percent (2.5%) of the total number of the then outstanding shares of Dragon common stock, then (X) notwithstanding Section 4 hereof, the Harvard Parties shall be permitted to acquire shares of Dragon common stock to the extent that their collective Beneficial Ownership of shares of Dragon common stock remains less than ten percent (10%) of the total number of outstanding shares of Dragon common stock, (Y) the obligations of and limitations on the Harvard Parties arising under Section 5 hereof shall be terminated and (Z) the obligations and limitations on each of the parties hereto arising under Section 6 hereof with respect to Dragon shall be terminated.

               (iv) With respect to any calendar year after 2005, if Dragon has conducted a Subsequent Discretionary Tender Offer in the previous calendar year, then on or before June 16 of the then current year, Dragon may, at its sole discretion, determine to conduct another Subsequent Discretionary Tender Offer; PROVIDED, HOWEVER, that if (1) Dragon does not publicly announce its determination on or before June 16 of the then current year to conduct such a Subsequent Discretionary Tender Offer and (2) at that time the Harvard Parties Beneficially Own in excess of two and one-half percent (2.5%) of the total number of the then outstanding shares of Dragon common stock, then (X) notwithstanding Section 4 hereof, the Harvard Parties shall be permitted to acquire shares of Dragon common stock to the extent that their collective Beneficial Ownership of shares of Dragon common stock remains less than ten percent (10%) of the total number of outstanding shares of Dragon common stock,
(Y) the  obligations  of and  limitations on the Harvard  Parties  arising under
Section 5 hereof shall be terminated and (Z) the obligations and limitations on each of the parties hereto arising under Section 6 hereof with respect to Dragon shall be terminated.

          (e) Notwithstanding the foregoing, if (i) the SEC issues the Exemptive Order at any time after March 26, 2004 (and the Exemptive Order is substantially similar to the specific relief sought as described in Section 3(c)(i) hereof) and (ii) the Exemptive Order Condition (as defined below) is not satisfied at the time that the Exemptive Order is issued, then: (A) Dragon's obligations, if any, under Section 3(c) hereof shall control, (B) subject to the terms and conditions of the Exemptive Order, Dragon shall, as soon as reasonably practicable after the issuance of the Exemptive Order (but not later than three
(3) months after the date of such issuance), commence the First Exemptive Order Tender Offer, (C) Section 3(d) hereof shall be of no further force or effect, and (D) the obligations of and limitations on the Harvard Parties arising under Sections 4 and 5 hereof (and the obligations of each of the parties hereto arising under Section 6 hereof with respect to Dragon) (to the extent that they have been terminated pursuant to Section 3(d) hereof) shall be automatically restored. The "Exemptive Order Condition" will be satisfied if a hypothetical person who is a shareholder of Dragon as of the date hereof who has tendered all of its shares of Dragon common stock into each tender offer conducted pursuant to this Section 3 prior to the date on which the Exemptive Order is issued (but has not otherwise disposed of any of its shares of Dragon common stock, or acquired any shares of Dragon common stock, after the date hereof), would have a percentage ownership interest in Dragon at the time that the Exemptive Order is issued that is less than or equal to 35% (thirty five percent) of such person's percentage ownership interest in Dragon as of the date hereof (i.e. a hypothetical shareholder with a percentage ownership interest in Dragon equal to x% of Dragon's outstanding shares as of the date hereof would own less than or equal to (0.35*x)% of Dragon's outstanding shares as of the date that the Exemptive Order is issued).

          (f) For the purposes of determining whether the Exemptive Order has been issued on terms, and/or subject to conditions, that are substantially similar to the relief sought as described in Section 3(c)(i) hereof, the parties acknowledge and agree that: (X) (i) terms and conditions substantially similar to those set out in Scudder Spain and Portugal Fund, Inc. (Notice of Application, ICA Rel. No. IC-23425, 812-11110, Sept 2, 1998) or in Signature Financial Group (no-action letter, pub. avail. Dec. 28, 1999, as such terms and conditions may reasonably be adapted to a closed-end investment company) and
(ii) a condition to the SEC granting the Exemptive Order that Dragon obtain shareholder approval of any element of the Exemptive Order (provided that such element would not cause the Exemptive Order to be issued on terms or conditions that are not substantially similar to the relief sought as described in Section 3(c)(i) hereof) shall each be considered to be substantially similar to the terms and conditions described in Section 3(c)(i) hereof, but that (Y) a condition to the SEC granting the Exemptive Order having the effect of precluding Dragon from conducting a tender offer on the terms described in
Section 3(c)(ii) shall not be considered to be substantially similar to the conditions described in Section 3(c)(i) hereof. Dragon agrees that if the SEC requires that Dragon obtain shareholder approval as a condition to Dragon's reliance on the Exemptive Order, then Dragon will propose shareholder approval of the matter in question at the next annual or other meeting of shareholders of Dragon held after the publication of the notice of application specifying a shareholder vote as a condition to the Exemptive Order; provided that the Board of Directors of Dragon will call a special meeting to consider the matter if the matter would otherwise not be considered by shareholders for a period of more than four (4) months after the publication of the notice of application for the Exemptive Order is first published (in which case such matter will be the only item to be considered at such special meeting, except other matters required to be presented to shareholders under applicable law). Dragon will take all reasonable steps that are not violative of its fiduciary duties to obtain shareholder approval of the matter in question that an investment company could reasonably be expected to take in order to vigorously support the passage of proposals recommended by the investment company's board of directors to its shareholders. These steps shall include, without limitation, (i) adjournment of the applicable meeting of shareholders for as long, and/or on as many occasions, as may be necessary, consistent with applicable law, if the requisite vote has not yet been obtained, up to the latest date possible without the necessity of setting a new record date for the meeting; and (ii) engaging a major proxy solicitation firm at Dragon's expense for the purpose of soliciting proxies for approval of the Exemptive Order tender offers by the shareholders at the applicable meeting of shareholders of Dragon, and, if sufficient votes in favor thereof are not promptly obtained, instructing such proxy solicitation firm to diligently attempt to obtain sufficient votes for approval of the Exemptive Order tender offers at such meeting of shareholders of Dragon including, without limitation, under appropriate circumstances, by contacting shareholders by telephone and requesting that they consider granting their proxies by telephone. If the matter is not approved by shareholders at the first meeting at which it is proposed, the Board of Directors of Dragon will propose the matter again (i) at the next annual meeting of shareholders of Dragon thereafter if the meeting at which the matter was first proposed was a special meeting, or (ii) at a special meeting called for the purpose not later than six (6) months after the meeting at which the matter was first proposed if such meeting was an annual meeting (in which case such matter will be the only item to be considered at such special meeting, except other matters required to be presented to shareholders under applicable law). Dragon will exercise the same level of diligence in respect of seeking and promoting the passage of the matter at any such meeting as it was required to exercise at the meeting at which the matter was first proposed.

          (g) If any of the Harvard Parties does not tender all shares of common stock of Dragon Beneficially Owned by it into any tender offer commenced by Dragon contemplated by this Section 3, then (i) Dragon, but not the Harvard Parties, shall automatically (and without further action by any party hereto) be released from any and all further obligations under this Section 3 and (ii) the obligations and restrictions imposed on the Harvard Parties in Section 5 hereof shall survive and continue in full force and effect in perpetuity.

          (h) For the avoidance of doubt, all references in this Section 3 to shares of Dragon common stock which are tendered into a tender offer shall mean all such shares that have been validly tendered on the date that the applicable tender offer expires, including any such shares that are not ultimately purchased by Dragon pursuant to the applicable offer.

          (i) Notwithstanding any other provision of this Agreement, Dragon shall immediately be relieved of any and all obligations that it may have arising under this Section 3 from and after the effective date of any conversion of Dragon from closed-end to open-end status; PROVIDED, HOWEVER, that if Dragon converts to an open-end fund, it shall not impose any redemption fee or other fee, charge, or expense in respect of any redemption of shares of Dragon following any such conversion to open-end status other than a redemption fee of not more than 2% imposed during a period commencing on the date when Dragon first becomes an open-end investment company and ending not more than six (6) months later.

          (j) Notwithstanding any other provision of this Agreement, Dragon shall not be required to commence, or make any determination to conduct, any tender offer at any time pursuant to this Section 3 if, at such time, based on information available to Dragon (including filings made with the SEC pursuant to Section 13 of the 1934 Act), there is no "person" (as that term is defined in the 1934 Act) who Beneficially Owns, holds or has investment discretion over five percent (5%) or more of the total number of shares of Dragon common stock outstanding at that time; PROVIDED, HOWEVER, that this Section 3(j) shall not derogate from the operation of the proviso contained in each of Section 3(d)(iii) and (iv) hereof.

          (k) References in this Section 3 to shares of Dragon common stock shall be taken to include any security into which such common stock is exchanged for, converted into or replaced with in connection with any reorganization whatsoever of Dragon, including any change of organizational form.

     Section 4. NO SHARE ACQUISITIONS; PROHIBITED TRANSFERS.


          (a) Unless otherwise specifically agreed in writing between one or more of the Harvard Parties, on the one hand, and Dragon, on the other hand, each of the Harvard Parties agrees that from the date hereof and perpetually thereafter it will not (and will not advise, assist or encourage others to), directly or indirectly, acting individually or in concert with others, in any manner, acquire, offer or propose to acquire, solicit an offer to sell or agree to acquire, by purchase or otherwise, any direct or indirect beneficial interest in any securities of Dragon (including, without limitation, any direct or indirect interest in any rights, warrants or options to acquire, or in any securities convertible into or exchangeable for, any securities of Dragon) or any derivative instrument that provides the economic benefits or other indicia of ownership of any such securities; PROVIDED, HOWEVER, that it will not be considered a violation of this Section 4(a) if (i) the Harvard Party acquires an indirect interest in any securities of Dragon (not as a result of an investment decision by the Harvard Party to acquire an interest in such securities) but does not as a result become a Beneficial Owner of such securities (and does not otherwise have investment discretion over such securities), or (ii) securities of Dragon are acquired by an investment adviser or other person acting in a similar capacity for a Harvard Party and (A) the Harvard Party did not know of the planned acquisition in advance of its occurrence, (B) the Harvard Party becomes a Beneficial Owner of the securities as a result of such acquisition, and (C) the Harvard Party instructs the investment adviser or other person to promptly dispose of such securities when portfolio management personnel of such Harvard Party have actual knowledge that the acquisition has occurred; PROVIDED, FURTHER, that each of the Harvard Parties shall apprise any person or entity currently serving as an investment adviser, or in any similar capacity, to it, and each person becoming an investment adviser, or beginning to act in any similar capacity, to it during the period of four years from the date hereof, of the obligations and restrictions of such Harvard Party arising under this Section 4(a).

          (b) Unless otherwise specifically agreed in writing between one or more of the Harvard Parties, on the one hand, and Dragon, on the other hand, each of the Harvard Parties agrees that from the date hereof and perpetually thereafter it will not sell, transfer any interest in, or otherwise dispose of (a "TRANSFER") any securities of Dragon to any transferee if, following such Transfer, the transferee of such securities would, to the actual knowledge of such Harvard Party (which, in the case of any Transfer where the identity of the transferee is known to the Harvard Party, shall require such Harvard Party to make inquiry of such transferee with respect thereto), Beneficially Own more than five percent (5%) of the outstanding voting equity securities of Dragon; PROVIDED, HOWEVER, that the restrictions on Transfer contained in this Section 4(b) shall not apply to Transfers of securities of Dragon if the Harvard Parties collectively Beneficially Own less than two and one-half percent (2.5%) of the outstanding voting equity securities of Dragon at the time of such Transfer.

     Section 5. STANDSTILL. Subject to Section 3 hereof, each of the Harvard Parties agrees that for a period of four years from and after the date hereof, it will not (and will not advise, assist or encourage others to), directly or indirectly, acting individually or in concert with others, in any manner:

                    (i) make, or in any way participate in, any shareholder proposal or nomination with respect to Dragon, or seek to advise or influence in any manner whatsoever any person or entity with respect to any shareholder proposal or nomination with respect to Dragon, in each case, including, but not limited to, any proposal relating to the election of directors, the adoption or termination of any investment advisory contract, any change in a fundamental policy, classification, or sub-classification, any change in structure, any change in organizational documents, or any matter that requires a stockholder vote, including, but not limited to, pursuant to Section 13 of the 1940 Act, including any precatory or advisory proposal with respect to any of the foregoing;

                    (ii) make, or in any way participate in, any "solicitation" of "proxies" to vote (as such terms are used in the proxy rules of the SEC promulgated pursuant to Section 14 of the 1934 Act) any securities of Dragon, or advise or seek to influence in any manner whatsoever any person or entity with respect to the voting of any securities of Dragon;

                    (iii) form, join or in any way participate in a "group" (within the meaning of Section 13(d)(3) of the 1934 Act) with respect to any voting securities of Dragon;

                    (iv) otherwise act to seek to propose to Dragon or to its management, board of directors, officers or stockholders, any merger, business combination, restructuring, recapitalization, charter amendment or any other change to any other organizational document, change in policy, change in classification or subclassification, change in investment manager, or other transaction or similar matter, or otherwise seek to control, change or influence the management, board of directors (or similar body) or the policies of Dragon, including any precatory or advisory proposal with respect to any of the foregoing;

                    (v) hold any securities of Dragon with the purpose or effect of changing or influencing control of Dragon, or in connection with or as a participant in any transaction having that purpose or effect, including any transaction subject to Rule 13d-3(b) under the 1934 Act;

                    (vi) make any request or proposal to amend, waive or terminate any provision of this Section 5;

                    (vii) provide any advice or enter into any discussions, negotiations, arrangements or understandings with any third party with respect to any of the foregoing; or

                    (viii) announce an intention to take, or enter into any arrangement or understanding with others to take, any of the actions restricted or prohibited under clauses (i) through (vii) of this Section 5.

     Section 6. PRESS RELEASE; PUBLIC STATEMENT. The Harvard Parties and Dragon agree that immediately following the execution of this Agreement, Harvard University, Harvard Management, and Dragon shall issue a joint press release regarding the terms of this Agreement in the form attached as Schedule I hereto. Except for such press release, no party hereto (or their agents, representatives or designees) shall make any public statement (including any statement to the media) regarding this Agreement or any of the Other Settlement Agreements or the settlements contemplated hereby or thereby; PROVIDED, HOWEVER, that the foregoing shall not preclude (a) communications or disclosures required of a party hereto by law, regulatory bodies with appropriate jurisdiction, or stock exchange rules or regulations, or (b) the delivery by any party hereto (or by TAML, on Dragon's behalf) of a copy of such press release, this Agreement or any of the Other Settlement Agreements to any person. The parties hereto acknowledge and agree that any communication or disclosure made pursuant to clause (a) of the immediately preceding sentence shall not disparage any other party hereto or this Agreement or any of the Other Settlement Agreements.

     Section 7. TERMINATION OF LITIGATION; COVENANT NOT TO SUE.

               (a) Each of the Harvard Parties and Dragon hereby agrees to dismiss the Current Litigation (including, for the avoidance of doubt, the claims asserted pursuant to Section 16(b) of the 1934 Act) (the "DISMISSED CLAIMS") without prejudice. Within three business days after the execution of this Agreement, the parties hereto shall cause a Stipulation of Dismissal without Prejudice (or such other appropriate document), substantially in the form attached as Schedule II hereto, to be executed and filed with the court in the Current Litigation.

               (b) Subject to paragraph (d) of this Section 7, each of the Harvard Parties hereby covenants that, for a period of four years after the date hereof, it will not initiate or cause to be initiated (or encourage or aid in the initiation of) against Dragon or its past, present or future directors or officers, directly or indirectly, any suit, action, or proceeding of any kind, or participate in any such action, individually, derivatively, or as a representative or member of a class, under any contract (express or implied), law, statute, or regulation, federal, state or local, pertaining in any manner whatsoever to the Dismissed Claims, or to any other claims that could have been asserted in the Current Litigation. This Covenant Not to Sue shall be a complete defense to any suit, action or proceeding brought in violation of this Covenant Not to Sue. Nothing herein limits the right of the Harvard Parties to bring an action to enforce this Agreement or based on an alleged material breach of this Agreement.

               (c) Subject to paragraph (d) of this Section 7, Dragon hereby covenants that it will not initiate or cause to be initiated (or encourage or aid in the initiation of) against any of the Harvard Parties or their respective past, present or future directors or officers, directly or indirectly, any suit, action, or proceeding of any kind, under any contract (express or implied), law, statute, or regulation, federal, state or local, pertaining in any manner whatsoever to (i) the Dismissed Claims, or any other claims that could have been asserted in the Current Litigation, for a period of four (4) years after the date hereof, and (ii) the claims asserted pursuant to Section 16(b) of the 1934 Act included in the Dismissed Claims, beginning on the date which is four (4) years after the date hereof and in perpetuity thereafter. This Covenant Not to Sue shall be a complete defense to any suit, action or proceeding brought in violation of this Covenant Not to Sue. Nothing herein limits the right of Dragon to bring an action to enforce this Agreement or based on an alleged material breach of this Agreement.

               (d) In the event of a material breach of this Agreement, the Covenants Not to Sue set forth in paragraphs (b) and (c) of this Section 7, as applicable, shall not be binding on the aggrieved party.

               (e) The parties hereto agree that the period of time between the voluntary dismissal of the Current Litigation (as contemplated by Section 7(a) hereof) and the commencement of a new action by an aggrieved party asserting similar claims (as contemplated by Section 7(d) hereof) will not be counted towards any defense based on statute of limitations, laches, or similar time-based defenses. Notwithstanding the foregoing, there shall be no tolling pursuant to this Section 7(e) with respect to the claims asserted in the Current Litigation pursuant to Section 16(b) of the 1934 Act; the Harvard Parties, however, waive any right to assert any defense based on statute of limitations, laches or similar time-based defenses in any action brought by Dragon in the next four (4) years pursuant to Section 7(d) hereof.

               (f) During the settlement discussions that arose following the institution of the Current Litigation, the parties acknowledged that Dragon's claims against Harvard University under Section 16(b) of the 1934 Act raised novel legal questions and that therefore there were issues that would have to be litigated including, but not limited to, defenses arising out of the interpretive letter issued by the staff of the SEC to Harvard University (Harvard University, pub. avail. July 8, 1992). Taking into account, among other things, the uncertain outcome of the Section 16(b) claims, the benefits to be realized by Dragon pursuant to this Agreement, and the roughly estimated range of recoverable short-swing profits if the claims could be established, the board of directors of Dragon, including a majority of the independent directors, concluded that it was in the best interest of Dragon to resolve, as set forth herein, the claims in the Current Litigation arising under Section 16(b) of the 1934 Act, subject to performance by the Harvard Parties of their obligations under this Agreement.

     Section 8. REMEDIES; CONSENT TO JURISDICTION.

               (a) Each party hereto hereby acknowledges and agrees that irreparable harm would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that aggrieved parties shall be entitled to equitable relief including, without limitation, an injunction or injunctions to prevent and enjoin breaches of the provisions of this Agreement and specific enforcement of the terms and provisions hereof, in addition to any other remedy to which they may be entitled at law or in equity, including monetary damages. Any requirements for the securing or posting of any bond with respect to any such remedy are hereby waived.

               (b) The parties hereto agree that any actions, suits or proceedings arising out of or relating to this Agreement, the transactions contemplated hereby (including the dismissal of the Current Litigation), or a new action by an aggrieved party (as contemplated by Section 7(d) hereof), shall be brought solely and exclusively in the United States District Court for the District of Maryland, Northern Division (or if such federal court lacks subject matter jurisdiction, in the courts of the State of Maryland located in Baltimore, Maryland). The parties agree not to commence any such action, suit or proceeding except in such courts and further agree that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 11 hereof shall be effective service of process for any such action, suit or proceeding brought against any party in any such court. The parties also irrevocably and unconditionally waive any objection to the laying of venue of any such action, suit or proceeding in the courts of the State of Maryland or the United States of America located in the State of Maryland, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in such court pursuant hereto has been brought in an inconvenient forum.

               (c) Notwithstanding any other provision of this Agreement, none of the Harvard Parties may sue for specific performance by Dragon of any tender offer obligation, or sue for (or take any other action based on) an alleged breach of this Agreement by Dragon based on Dragon's failure to conduct a tender offer, if, at the time that such Harvard Party's cause of action with respect thereto arises, the Harvard Parties collectively Beneficially Own five percent (5%) or less of the total number of the then outstanding shares of Dragon common stock.

     Section 9. FEES, COSTS AND EXPENSES. Except as expressly provided herein, each party hereto shall pay its own fees, costs and expenses incident to this Agreement and the transactions contemplated herein. The Harvard Parties shall be responsible for their own legal fees and expenses with respect to the Current Litigation and their proxy contest relating to the 2003 Dragon Meeting. Dragon agrees that TAML shall be responsible for the legal fees and expenses incurred by Dragon and its directors with respect to this Agreement and the Current Litigation. Dragon agrees that TAML shall also be responsible for the legal fees and expenses incurred by Dragon through the date hereof with respect to its proxy contest relating to the 2003 Dragon Meeting.

     Section 10. ENTIRE AGREEMENT; AMENDMENTS; SUCCESSORS; THIRD PARTY BENEFICIARIES.

               (a) This Agreement and the Other Settlement Agreements contain the entire understanding of the parties with respect to the subject matter hereof and thereof. This Agreement and the Other Settlement Agreements supersede all previous negotiations, representations and discussions by the parties hereto and thereto concerning the subject matter hereof and thereof, and integrate the whole of all of their agreements and understanding concerning same. No prior oral representations or undertakings concerning the subject matter hereof or thereof shall operate to amend, supersede, or replace any of the terms or conditions set forth in this Agreement or the Other Settlement Agreements, nor shall they be relied upon.

               (b) This Agreement may be amended only by an agreement in writing executed by the party or parties against which it is sought to be enforced.

               (c) No party hereto may assign any of its respective rights or delegate any of its respective obligations under this Agreement without the prior written consent of the other parties hereto; PROVIDED, HOWEVER, that Dragon may freely assign its rights and delegate its obligations to the transferee of all or substantially all of its assets, so long as such transferee agrees to be bound by all of the obligations of Dragon hereunder (at which point such transferee shall be deemed to have all of the rights and obligations hereunder of Dragon). This Agreement shall be binding upon, and shall inure to the benefit of, the parties' successors and permitted assigns.

               (d) Any material breach by any party other than the Harvard Parties under any of the Other Settlement Agreements shall be deemed a material breach by Dragon under this Agreement.

     Section 11. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed given if delivered personally or mailed by certified or registered mail, postage prepaid, return receipt requested, or delivered to a nationally recognized next business day courier for delivery on the next business day, or by facsimile, with the required copy also sent as aforesaid and in any instance addressed as follows:

         if to any of the Harvard Parties:

                  c/o Harvard Management Company, Inc.
                  600 Atlantic Avenue
                  Boston, MA  02210-2203
                  Telecopy:  (617) 878-6523
                  Attention:  Michael S. Pradko

                  with a copy to:

                  Ropes & Gray
                  One International Place
                  Boston, MA  02110-2624
                  Telecopy:  (617) 951 7050
                  Attention:  Harvey J. Wolkoff/Timothy W. Diggins

         if to Dragon:

                  Broward Financial Centre
                  500 E. Broward Blvd., Suite 2100
                  Fort Lauderdale, FL  33394-3091
                  Telecopy: (954) 847-2288
                  Attention:  Secretary

                  with a copy to:

                  Stradley Ronon Stevens & Young, LLP
                  2600 One Commerce Square
                  Philadelphia, PA  19103-7098
                  Telecopy:  (215) 564-8120
                  Attention:  Bruce G. Leto

                  and

                  Weil, Gotshal & Manges LLP
                  767 Fifth Avenue
                  New York, NY  10153
                  Telecopy: (212) 310-8007
                  Attention:  Richard L. Levine/Howard B. Dicker

or such other address as shall be furnished in writing by any of the parties, and any such notice or communication shall be deemed to have been given as of the date so delivered personally, so mailed, so delivered to the courier service, or so transmitted by telecopy (except that a notice of change of address shall not be deemed to have been given until received by the addressee).

     Section 12. LAW GOVERNING. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Maryland, without regard to any conflict of laws provisions thereof.

     Section 13. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. For purposes of this Agreement, a signature page signed and transmitted by electronic mail in pdf form, facsimile machine or telecopier is to be treated as an original signature and document. The signature of any party thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document.

     Section 14. NO PRESUMPTION AGAINST DRAFTSPERSON. Each of the undersigned hereby acknowledges that the undersigned fully negotiated the terms of this Agreement, that each such party had an equal opportunity to influence the drafting of the language contained in this Agreement and that there shall be no presumption against any such party on the ground that such party was responsible for preparing this Agreement or any part hereof. All prior working drafts of this Agreement, and any notes and communications prepared in connection therewith, shall be disregarded for purposes of interpreting the meaning of any provision contained herein.

     Section 15. ENFORCEABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that the parties would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable. In addition, the parties agree to use their best efforts to agree upon and substitute a valid and enforceable term, provision, covenant or restriction for any such term, provision, covenant or restriction that is held invalid, void or unenforceable by a court of competent jurisdiction.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or caused the same to be executed by its duly authorized representative, as of the date first above written.

                                      PRESIDENT AND FELLOWS OF HARVARD COLLEGE



                                        By:/s/JACK R. MEYER
                                          -------------------------------------
                                          Name: Jack R. Meyer
                                          Title: Deputy Treasurer


                                        HARVARD MANAGEMENT COMPANY, INC.


                                        By: /s/JACK R. MEYER
                                           ------------------------------------
                                           Name: Jack R. Meyer
                                           Title: Authorized Signatory


                                        By: /s/MICHAEL S. PRADKO
                                           ------------------------------------
                                           Name: Michael S. Pradko
                                           Title: Authorized Signatory


                                           /s/STEVEN ALPERIN
                                           ------------------------------------
                                           Steven Alperin


                                        TEMPLETON DRAGON FUND, INC.


                                        By: /s/MARTIN L. FLANAGAN
                                           ------------------------------------
                                           Name: Martin L. Flanagan
                                           Title: Vice President






PAGE

                                   SCHEDULE I
                              FORM OF PRESS RELEASE

PAGE

                              FORM OF PRESS RELEASE

FOR IMMEDIATE RELEASE

Media Contacts: Lisa Gallegos, Franklin Templeton Investments,
                 Tel:(650) 312-3395
                Steven Alperin, Harvard Management, Tel:  (617) 523-4400
-------------------------------------------------------------------------------

              HARVARD UNIVERSITY, TEMPLETON CHINA WORLD FUND, INC.,
                         TEMPLETON DRAGON FUND, INC. AND
                         TEMPLETON ASSET MANAGEMENT LTD.
                                 SETTLE LAWSUIT

                          HARVARD UNIVERSITY WITHDRAWS
                 ITS TEMPLETON CHINA WORLD SHAREHOLDER PROPOSALS
                      AND SUPPORTS TEMPLETON CHINA WORLD'S
            OPEN-ENDING PROPOSAL WITH AN IN-KIND DISTRIBUTION FEATURE

                          HARVARD UNIVERSITY WITHDRAWS
                   ITS TEMPLETON DRAGON SHAREHOLDER PROPOSALS;
                 TEMPLETON DRAGON TO MAKE CASH TENDER OFFER FOR
       15% OF ITS OUTSTANDING SHARES AT 92.5% OF NET ASSET VALUE PER SHARE

                                TEMPLETON DRAGON
                 TO SEEK AUTHORITY TO MAKE IN-KIND TENDER OFFERS

Fort Lauderdale, Florida and Boston, Massachusetts, March [__], 2003 - TEMPLETON CHINA WORLD FUND, INC. (NYSE: TCH), a closed-end management investment company ("China World"), TEMPLETON DRAGON FUND, INC. (NYSE: TDF), a closed-end management investment company ("Dragon"), TEMPLETON ASSET MANAGEMENT LTD., the investment advisor to each of the funds ("Templeton"), and PRESIDENT AND FELLOWS OF HARVARD COLLEGE ("Harvard University") announced today that they had reached agreements that will result in, among other things, the dismissal of their litigation claims against each other and the withdrawal of Harvard University's shareholder proposals for the funds' upcoming annual meetings. Also, Harvard will now support the Board's proposal to open-end China World with an in-kind distribution feature, and Dragon will make a tender offer to be commenced on or prior to April 30, 2003, and may, pursuant to its settlement with Harvard, make additional tender offers in the future.

DISMISSAL OF LAWSUIT

The three settlement agreements announced today (between China World and Harvard, Dragon and Harvard, and Templeton and Harvard, respectively) will result in the dismissal without prejudice of the lawsuit originally brought in January 2003 by China World, Dragon and Templeton in the United States District Court for the District of Maryland, Northern Division, against Harvard University, Harvard Management Company, Inc., which is an investment advisor to Harvard University, and Steven Alperin, an officer of Harvard Management (collectively, "Harvard"), as well as the dismissal without prejudice of the counterclaims brought by Harvard against the funds, their respective directors and Templeton. The parties have also entered into covenants not to sue each other with respect to the claims that were made or could have been made in the litigation absent a breach of the settlement agreements.

END OF PROXY CONTEST

As part of the settlements, Harvard has agreed to withdraw all of its shareholder proposals for the respective upcoming 2003 Annual Meetings of Shareholders of China World and Dragon. Harvard also will not solicit proxies from shareholders for the China World 2003 Annual Meeting and will not vote any proxies previously received.

CONVERSION OF CHINA WORLD TO AN OPEN-END FUND

Harvard announced that it intends to support the Board of Directors' proposal at the 2003 Annual Meeting calling for the open-ending of China World, with an in-kind distribution feature described below.

If shareholders approve the open-ending proposal, the in-kind distribution feature will provide the fund the option of meeting large redemption requests through a pro rata, in-kind distribution of its portfolio investments by making an election pursuant to Rule 18f-1 under the Investment Company Act of 1940 and adopting related procedures. This will allow the fund to minimize the potential adverse impact of large redemption requests on the fund's net asset value per share. Small redemption requests (generally in amounts less than $250,000 in any ninety-day period) will be paid in cash by the fund.

Harvard also announced that, if and when China World open-ends, Harvard will redeem all of its shares of the fund within 30 days after conversion, and that under the settlement it will take its redemption proceeds through a pro rata, in-kind distribution of portfolio investments. As a result, the fund will avoid having to sell significant portfolio assets to raise cash to meet Harvard's redemption request - thus limiting the potential adverse effect on the fund's net asset value per share.

China World announced that if conversion to an open-end fund is approved by shareholders, the open-end fund would assess a redemption fee, not in excess of two percent, on all redemptions or exchanges of shares made within six months following the effective date of the conversion except on any redemptions of shares purchased after the conversion.

Representatives of Harvard and China World also have agreed to discuss, prior to conversion, steps China World might take to minimize any adverse effect on the net asset value per share of the fund resulting from a need to sell portfolio securities of the fund to raise cash to satisfy redemption requests.

DRAGON TENDER OFFERS

Dragon announced that as part of its settlement with Harvard, it has agreed to take the following actions:

o APRIL 2003 CASH TENDER OFFER - The Board of Directors of Dragon approved the making of a cash tender offer to be commenced on or prior to April 30, 2003, for 15% of the fund's outstanding shares at 92.5% of net asset value per share as of the date the offer expires. Previously, the Board of Directors had approved an April 2003 cash tender offer for not less than 10% of the fund's outstanding shares at not less than 90% of net asset value per share.

o IN-KIND TENDER OFFERS - Dragon also will apply to the Securities and Exchange Commission ("SEC") for an exemption allowing the fund to make occasional, non-periodic tender offers, each for up to 20% of Dragon's outstanding shares at a price equal to 95% of net asset value per share as of the date the offer expires, to be paid entirely in kind through a pro rata distribution of marketable portfolio securities. The fund will not apply, however, for interval fund status. Subject to certain conditions, the settlement requires the fund to commence such an in-kind tender offer for 20% of the fund's shares within three months after obtaining the SEC exemption. Dragon may also be required under the settlement to conduct, on substantially identical terms, up to two additional in-kind tender offers under certain circumstances. There is no assurance that the SEC will grant the exemption, nor is it possible to predict the date when an exemption might be granted.

o ADDITIONAL CASH TENDER OFFERS - If the SEC does not grant the exemption for in-kind tender offers by May 26, 2004, the settlement provides that Dragon may, but is not obligated to, conduct an additional cash tender offer, and possibly later follow-on cash tender offers, each for 15% of the fund's outstanding shares at a price of 92.5% of net asset value per share as of the date the offer expires. Under certain circumstances, if Dragon does not conduct these tender offers, Harvard will be relieved of its obligation to refrain from making shareholder proposals and taking other actions with respect to the fund, as described below.

Harvard announced that it intends to tender all of the shares it then owns into each tender offer described above that is commenced.

The Dragon settlement agreement provides that Dragon will not be obligated to commence in-kind tender offers or additional cash tender offers under certain circumstances or conditions. These relate to, among other things, the number of shares tendered by shareholders into preceding tender offers as well as the beneficial ownership percentages of the fund's shareholders.

STANDSTILL

As part of the three settlements, Harvard agreed not to submit any proposals for consideration by shareholders of China World or Dragon, or any other closed-end fund or similar investment vehicle managed by Templeton or its affiliates, or for consideration by shareholders of Franklin Resources, Inc. (NYSE: BEN), the parent company of Templeton, nor to encourage others to do so, for a period of four years. Harvard also has agreed not at any time to acquire additional shares of China World, Dragon or any other closed-end fund or similar investment vehicle managed by Templeton or its affiliates.

                                    * * * * *

THE SUMMARIES OF THE SETTLEMENTS REACHED BY HARVARD AND CHINA WORLD, HARVARD AND DRAGON, AND HARVARD AND TEMPLETON INCLUDED IN THIS PRESS RELEASE ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE THREE SEPARATE SETTLEMENT AGREEMENTS. COPIES OF THE SETTLEMENT AGREEMENTS WILL BE FILED BY CHINA WORLD AND DRAGON WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION AND WILL BE AVAILABLE FOR FREE AT THE SEC'S WEBSITE, WWW.SEC.GOV. THE PARTIES HAVE AGREED NOT TO MAKE PUBLIC STATEMENTS (INCLUDING TO THE MEDIA) REGARDING THE SETTLEMENTS.

                                    * * * * *

In connection with their 2003 annual meetings of shareholders, China World and Dragon intend to file relevant materials with the U.S. Securities and Exchange Commission ("SEC"), including their respective proxy statements. Because those documents contain important information, shareholders of China World and Dragon are urged to read them when they become available. When filed with the SEC, they will be available for free at the SEC's website, www.sec.gov. Shareholders also can obtain copies of these documents, when available, for free by calling China World or Dragon at 1-800-342-5236.

China World, its directors and executive officers and certain other persons may be deemed to be participants in China World's solicitation of proxies from its shareholders in connection with its 2003 annual meeting of shareholders. Dragon, its directors and executive officers and certain other persons may be deemed to be participants in Dragon's solicitation of proxies from its shareholders in connection with its 2003 annual meeting of shareholders. Information about their respective directors is set forth in the proxy statement for China World's 2002 annual meeting of shareholders and for Dragon's 2002 annual meeting of shareholders, respectively. Participants in China World's and Dragon's respective solicitations may also be deemed to include the following executive officers or other persons whose interests in China World or Dragon may not be described in their respective proxy statements for China World's and Dragon's 2002 annual meetings: Mark Mobius (President and C.E.O. - Investment Management); Jimmy D. Gambill (Senior Vice President and C.E.O. - Finance and Administration); Charles B. Johnson (Vice President); Rupert H. Johnson, Jr. (Vice President); Harmon E. Burns (Vice President); Martin L. Flanagan (Vice President); Jeffrey A. Everett (Vice President); Gregory E. Johnson (President, Franklin Resources, Inc.); John R. Kay (Vice President); Murray L. Simpson (Vice President and Asst. Secretary); David P. Goss (Vice President and Asst. Secretary); Barbara J. Green (Vice President and Secretary); Michael O. Magdol (Vice President - AML Compliance); Bruce S. Rosenberg (Treasurer and Chief Financial Officer); and Holly Gibson Brady (Director of Corporate Communications
- Franklin Resources, Inc.).

As of the date of this communication, none of the foregoing participants individually, or as a group, beneficially owns in excess of 1% of China World's common stock or 1% of Dragon's common stock. Except as disclosed above, to the knowledge of China World and Dragon, none of their respective directors or executive officers has any interest, direct or indirect, by security holdings or otherwise, in China World or Dragon.

Shareholders of China World or Dragon may obtain additional information regarding the interests of the participants by reading the proxy statements of China World and Dragon when they become available.

                                  ------------

Dragon has not commenced any tender offer referred to in this communication. Upon commencement of any such offer, Dragon will file with the SEC a Schedule TO and related exhibits, including the offer to purchase, letter of transmittal and other related documents. Dragon shareholders are strongly encouraged to read these documents when they become available because they will contain important information about any offer. When filed with the SEC, the Schedule TO and related exhibits will be available without charge at the SEC's website at www.sec.gov. Any offer to purchase and related letter of transmittal, when available, will be delivered without charge to all of Dragon's shareholders. Dragon shareholders may also obtain copies of these documents without charge by calling Dragon at 1-800-342-5236.

This communication is not an offer to purchase or the solicitation of an offer to sell shares of Dragon. Any tender offer will be made only by an offer to purchase and the related letter of transmittal. Neither the offer to purchase shares will be made to, nor will tenders pursuant to the offer to purchase be accepted from or on behalf of, holders of shares in any jurisdiction in which making or accepting the offer to purchase would violate that jurisdiction's laws.

                                      # # #

PAGE
                                  SCHEDULE II
               FORM OF STIPULATION OF DISMISSAL WITHOUT PREJUDICE




PAGE
               FORM OF STIPULATION OF DISMISSAL WITHOUT PREJUDICE

                       IN THE UNITED STATES DISTRICT COURT
                          FOR THE DISTRICT OF MARYLAND
                               (Northern Division)

-------------------------------------
                                    )
TEMPLETON CHINA WORLD FUND, INC.,   )
TEMPLETON DRAGON FUND, INC. and     )
TEMPLETON ASSET MANAGEMENT LTD.,    )
                                    )
          Plaintiffs,               )
                                    )
                                    )  Civil Action No. JFM 03-CV-275
 v.
                                    )
PRESIDENT AND FELLOWS OF HARVARD    )
COLLEGE, HARVARD MANAGEMENT         )
COMPANY, INC. and STEVEN ALPERIN,   )
                                    )
                                    )
          Defendants.               )
----------------------------------- )


                            STIPULATION OF DISMISSAL

     It is hereby stipulated and agreed, pursuant to Fed. R. Civ. P. 41(a)(1), by and between Plaintiffs Templeton China World Fund, Inc., Templeton Dragon Fund, Inc. and Templeton Asset Management Ltd., and Defendants President and Fellows of Harvard College, Harvard Management Company, Inc. and Steven Alperin, through their undersigned counsel, that this action, including all claims, counterclaims and third-party claims, is dismissed, without prejudice and with each party to bear its own costs.






Dated:  _________________           __________________________________
                                    Benjamin Rosenberg,
                                    Federal Bar No. 00263
                                    Douglas J. Furlong,
                                    Federal Bar No. 04588
                                    Craig L. McCullough
                                    Bar No. 015005
                                    ROSENBERG PROUTT FUNK
                                     & GREENBERG, LLP 25
                                    South Charles Street, Suite
                                    2115 Baltimore, MD
                                    21201-3305 (410) 727-6600
                                    (410) 727-1115 (fax)

                                           -and-

                                    __________________________________
                                    Joseph S. Allerhand
                                    Richard L. Levine
                                    Haron W. Murage
                                    Jonathan Margolis
                                    WEIL, GOTSHAL & MANGES LLP
                                    767 Fifth Avenue
                                    New York, NY 10153
                                    (212) 310-8000
                                    (212) 833-3928 (fax)

                                   Attorneys for Plaintiffs Templeton China
                                   World Fund, Inc. and Templeton Dragon Fund,
                                   Inc.

                                    __________________________________
                                    Martin S. Himeles Jr.
                                    Federal Bar No. 3430
                                    ZUCKERMAN SPAEDER LLP
                                    100 East Pratt Street, Suite 2440
                                    Baltimore, Maryland 21202
                                    (410) 332-0444

                                    Attorneys for Plaintiff Templeton Asset
                                    Management Ltd.

                                    __________________________________
                                    David Clarke, Jr.
                                    PIPER RUDNICK LLP
                                    1200 Nineteenth Street, N.W.
                                    Washington, DC 20036
                                    (202) 861-3900
                                    (202) 223-2085 (fax)

                                          -and-

                                    Harvey J. Wolkoff
                                    Lisa M. Ropple
                                    Robert G. Jones
                                    ROPES & GRAY
                                    One International Place
                                    Boston, MA 02110
                                    (617) 951-7000
                                    (617) 951-7050 (fax)

                                    Attorneys for Defendants President And
                                    Fellows Of Harvard College, Harvard
                                    Management Company, Inc. and Steven Alperin